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CODE OF ETHICS

For Access Persons of

The Munder Funds

and

Munder Capital Management

Effective February 14, 2006

© 2005, Munder Capital Management

Last Updated: 11-08-05

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CODE OF ETHICS

Table of Contents

I.	INTRODUCTION	4
A.	STANDARDS OF BUSINESS CONDUCT FOR MUNDER CAPITAL MANAGEMENT PERSONNEL 4
B.	General Principals of this Code of Ethics	4
C.	Applicability	5
1.	General Applicability of the Code
		5

2.                          APPLICATION OF THE CODE TO NON-INTERESTED TRUSTEES5

3.        APPLICATION OF THE CODE TO INTERESTED TRUSTEES5

4. APPLICATION OF THE CODE TO PERSONNEL OF FUNDS SUB-ADVISED BY MCM6

5.                                 CONFLICTS WITH OTHER CODES6

II.	RESTRICTIONS ON ACTIVITIES	6
A.	Blackout Periods for Personal Trades	6

1.                                                                      PENDING TRADES6

2.                                                       SEVEN-DAY BLACKOUT7

3.                                                     EXEMPT TRANSACTIONS7

B.

TRANSACTIONS IN CLIENT ACCOUNTS OF

SECURITIES IN WHICH PORTFOLIO MANAGERS HAVE DISCLOSABLE INTERESTS                      8

1.                      PRE-CLEARANCE OF CLIENT TRADES8

2.                  PRE-CLEARANCE APPROVAL PROCESS10

C.	Initial Public Offering and Limited Offering	11
D.	Short-Term Trading	12

1.                                                           COVERED SECURITIES12

2.                                                    MUNDER FUNDS SHARES12

3.                                                     EXEMPT TRANSACTIONS13

4.                                                                RETURN OF PROFITS14

E.	Gifts	14

1.                                                                     ACCEPTING GIFTS14

2.                                                      SOLICITATION OF GIFTS14

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3.                                                                                GIVING GIFTS15

F.	Service as a Director	15
G.	Amendments and Waivers	15
III.	COMPLIANCE PROCEDURES	16
A.	Pre-Clearance Requirements for Access Persons	16

1.                                                    GENERAL REQUIREMENT16

2.                                                     EXEMPT TRANSACTIONS16

3.                        TRADE AUTHORIZATION REQUESTS17

4.                 REPRESENTATIONS AND WARRANTIES17

5.      DURATION OF PRE-CLEARANCE APPROVAL18

6.    EXECUTION OF TRADES AND COMMISSIONS18

B.	Reporting Requirements for Access Persons	19

1.                                    BROKERAGE STATEMENTS AND CONFIRMATIONS19

2.                    QUARTERLY TRANSACTION REPORTS19

3.                   INITIAL AND ANNUAL DISCLOSURE OF PERSONAL HOLDINGS21

4.                               CERTIFICATION OF COMPLIANCE21

2.                                                    PERMITTED DISCLAIMER21

C.	Distribution of the Code to Persons Subject to the Code	22
D.	Quarterly Review	22
E.	Reports to the Boards of Trustees/Directors	22

1.                                                                     ANNUAL REPORTS22

2.                                                           QUARTERLY REPORTS23

IV.	GENERAL POLICIES	23
A.	Anti-Fraud	23

B.	INVOLVEMENT IN CRIMINAL MATTERS OR INVESTMENT-RELATED CIVIL PROCEEDINGS 24
V.	REPORTING VIOLATIONS OF THE CODE	24
VI.	SANCTIONS	24
VII.	INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER CODES	24
VIII.	RECORDKEEPING	25
IX.	CONFIDENTIALITY	25
X.	OTHER LAWS, RULES AND STATEMENTS OF POLICY	25

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XI.	FURTHER INFORMATION	25

Attachment A – Definitions

Attachment B – Disclosable Interest Approval Form

Attachment C-1 – Certification of Employee Transactions

Attachment C-2 – Brokerage Account Certification Statement

Attachment D-1 – Initial Report of Personal Holdings of Securities

Attachment D-2 – Annual Report of Personal Holdings of Securities

Attachment E – Annual Certification and Questionnaire

Attachment F – Contact Persons

Attachment G – List of Broad-Based Indices

Attachment H – Reportable Funds

© 2005, Munder Capital Management

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CODE OF ETHICS

I.	Introduction

A.	Standards of Business Conduct for Munder Capital Management Personnel

Munder Capital Management and its division World Asset Management (“MCM”) seek to foster a reputation for integrity and professionalism. That reputation is a vital business asset. As a registered investment adviser, MCM has a duty to deal fairly with and act in the best interests of its clients and the personnel of MCM have a duty to place the interests of MCM’s clients ahead of their own. The confidence and trust placed in MCM by its clients is something the personnel of MCM should value and endeavor to protect.

To further these goals, MCM has adopted policies and procedures that pertain to MCM’s employees, officers, general partners and other persons occupying a similar status or performing similar functions, as well as any other persons who provide investment advice on behalf of MCM and are subject to MCM’s supervision and control. MCM’s policies and procedures, including this Code of Ethics, require the personnel of MCM to adhere to certain standards of conduct and to comply with federal securities laws. Personnel of MCM should strive not only to comply with MCM’s policies and procedures, but to conduct themselves in such a manner as to instill confidence and trust in MCM’s clients.

B.	General Principles of this Code of Ethics

This Code of Ethics (“Code”) establishes rules of conduct for “Access Persons” (as defined in Attachment A) of each of the entities comprising MCM and the Munder Family of Funds (“Munder Funds”). The Code is designed to (i) govern the personal securities activities of Access Persons; (ii) prevent Access Persons from engaging in fraud; and (iii) require MCM to use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

As a general matter, in connection with personal securities transactions, (1) Access Persons of MCM should always place the interests of Advisory Clients (as defined in Attachment A) first; (2) Access Persons should ensure that all personal securities transactions are conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an Access Person’s position of trust and responsibility; and (3) Access Persons should not take inappropriate advantage of their positions.

_________________________

  The Munder Funds are comprised of various corporate entities currently consisting of The Munder Framlington Funds Trust, the Munder @Vantage Fund and the Munder Series Trust.

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C.	Applicability

1.	General Applicability of the Code

This Code applies to all Access Persons (as defined in Attachment A) of the Munder Funds and MCM.

2.	Application of the Code to Non-Interested Trustees

This Code applies to Non-Interested Trustees (as defined in Attachment A). However, a Non-Interested Trustee shall not be required to comply with Sections III.A., III.B.1. and III.B.2. of this Code with respect to a personal securities transaction involving a Covered Security (as defined in Attachment A) unless such Non-Interested Trustee, at the time of the personal transaction, knew, or in the ordinary course of fulfilling his or her official duties as a Trustee of a Munder Fund should have known, that during the 15-day period immediately preceding the date of the Trustee’s personal transaction in the Covered Security, a Munder Fund purchased or sold the same Covered Security or such Covered Security was being considered for purchase or sale by a Fund or its investment adviser.

Certain provisions of the Code do not apply to Non-Interested Trustees who are Access Persons solely because they are Trustees of the Munder Funds. Specifically, the following provisions of the Code do not apply to the Non-Interested Trustees who are Access Persons solely by reason of their being Trustees of the Munder Funds: (i) the reporting of initial, quarterly and annual disclosure of personal securities holdings; (ii) restrictions relating to black-out periods, short-term trading, investments in limited offerings and initial public offerings; and (iii) restrictions regarding service as a director of a publicly-traded or privately held company.

Please note that the restrictions in the Code on short-term trading in shares of the Munder Funds by Access Persons also shall not apply to the Non-Interested Trustees who are Access Persons solely as a result of their being Trustees of the Munder Funds.

3.	Application of the Code to Interested Trustees

This Code also applies to Interested Trustees. An Interested Trustee, unlike a Non-Interested Trustee as described above in Section I.C.2., shall be required to comply with Sections III.A. and III.B. of this Code with respect to a personal securities transaction involving a Covered Security. However, if the trustee is designated as an Interested Trustee solely because of his or her prior business relationship with the Munder Funds or MCM (i.e., is not “Investment Personnel”, as defined in Attachment A), or due to a direct or indirect Beneficial Ownership interest (as defined in Attachment A) in any security issued by MCM or its parent company, the Interested Trustee shall only

_________________________

  Sections III.A., III.B.1. and III.B.2. generally relate to the requirement to pre-clear personal trades, provide duplicate brokerage confirmations and statements and provide quarterly transaction reports.

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be required to comply with the provisions of this Code relating to (a) Quarterly Transaction Reports; and (b) Initial and Annual Holdings Reports (as described in Section III.B.). Moreover, the provisions of this Code regarding (i) restrictions on black-out periods and short-term trading; (ii) restrictions on investments in limited offerings and initial public offerings; and (iii) restrictions regarding services as a director of a publicly-traded or privately held company, shall not apply.

Please note that the restrictions in the Code on short-term trading in shares of the Munder Funds by Access Persons shall not apply to an Interested Trustee solely because of such Trustee’s prior business relationship with the Munder Funds or MCM (i.e., is not “Investment Personnel”, as defined in Attachment A), or due to a direct or indirect Beneficial Ownership interest (as defined in Attachment A) in any security issued by MCM or its parent company.

4.	Application of the Code to Personnel of Funds Sub-advised by MCM

This Code does not apply to the directors, officers and general partners of funds for which MCM serves as a sub-adviser.

5.	Conflicts with Other Codes

To the extent this Code conflicts with any code of ethics or other code or policy to which an Access Person is also subject, this Code shall control. Notwithstanding the foregoing, if the other code of ethics is more restrictive than this Code, such other code of ethics shall be controlling, provided that (i) the Designated Supervisory Person (as defined in Attachment A) determines that the other code should be controlling and (ii) notifies the Access Person in writing of that determination.

II.	Restrictions on Activities

A.	Blackout Periods for Personal Trades

1.	Pending Trades

No Access Person shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership (as defined in Attachment A) on a day during which an Advisory Client has a pending “buy” or “sell” order in that same Covered Security until that order is executed or withdrawn, unless the pending trade is an Index Trade or the Access Person’s trade is a De Minimis Trade (as defined in Attachment A).

If the pending trade is a Limit Order, upon request of the Access Person, the Designated Supervisory Person will determine the likelihood of the Limit Order being “in the money” within the seven day blackout period. This determination will be made by a review of the historical trading activity, as well as information provided by the Trading

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Department. If it is anticipated that the Limit Order is not likely to be “in-the-money” within the seven-day blackout period, authorization may be granted at the discretion of the Designated Supervisory Person.

2.	Seven-Day Blackout

No portfolio manager of an Advisory Client, or Access Person linked to that portfolio manager by the Designated Supervisory Person, shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership within seven (7) calendar days before or after the Advisory Client’s trade in that Covered Security is executed, unless the Advisory Client’s trade is an Index Trade or the Access Person’s trade is a De Minimis Trade.

3.	Exempt Transactions

The following transactions are exempt from the blackout periods described above in Sections II.A.1. and II.A.2.:

a.      Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person);

b.     Purchases that are effected as part of an automatic dividend reinvestment plan, an automatic investment plan, a payroll deduction plan or program (including, but not limited to, automatic payroll deduction plans or programs and 401(k) plans or programs (both employee initiated and/or employer matching)), an employee stock purchase plan or program or other automatic stock purchase plans or programs;

c.      Purchases or sales that are considered by the Designated Supervisory Person to have a remote potential to harm an Advisory Client because, for example, such purchases or sales would be unlikely to affect a highly institutional market or because such purchases or sales are clearly not related economically to the securities held, purchased or sold by the Advisory Client;

d.     Purchases or sales that are non-volitional on the part of the Access Person or a Fund;

e.      Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired;

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f.       Transactions in options on securities excluded from the definition of Covered Security;

g.      Transactions in commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly-traded market-based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based. The indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Attachment G. Options on indices that are not designated as broad-based are subject to the blackout periods; and

h.	De Minimis Trades.

B.  Transactions in Client Accounts of Securities In Which Portfolio Managers Have Disclosable Interests

1.	Pre-Clearance of Client Trades

a.	Non-Model Portfolio Client Trades

If a portfolio manager or a member of his or her Immediate Family (as defined in Attachment A) has a “Disclosable Interest” (as defined in paragraph c below) in a Covered Security, then he or she must obtain pre-clearance from the Designated Supervisory Person (or his or her designee) before purchasing or selling a “Material” (as defined in paragraph c. below) position in that Covered Security for Advisory Client accounts that he or she manages (a “Proposed Client Trade”) unless:

i.

the affected Advisory Client accounts follow a “Model Portfolio” (as defined in paragraph c. below) and the trade is caused by either a recent change in the Model Portfolio or the portfolio manager’s decision to improve an account’s alignment with the Model Portfolio;

ii.

the trade is made at an Advisory Client’s request or direction or caused by the addition or removal of funds by an Advisory Client and such addition or removal results in approximately proportionate purchases or sales of all discretionary security positions in such Advisory Client’s account (subject, for example, to normal rounding adjustments);

iii.	the affected Advisory Client accounts are passively managed to an index or Model Portfolio; or

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iv.

(a) delay in execution of the Proposed Client Trade would, in the reasonable judgment of the portfolio manager, materially and adversely impact the relevant Advisory Client accounts and (b) the portfolio manager does not believe there are any circumstances relating to the Proposed Client Trade that are likely to result in the Designated Supervisory Person (or his or her designee) failing to approve the trade based on the guidelines provided herein. In such case, approval of the Advisory Client trade must be sought as soon as practical, but no later than the close of business on the day the trade is placed for execution.

b.	Model Portfolio Changes

If a portfolio manager “manages” or maintains a Model Portfolio and has a Disclosable Interest in a Covered Security (or an equivalent security, such as the notional value of an option on the Covered Security), he or she must obtain pre-clearance from the Designated Supervisory Person (or his or her designee) before making a change to the Model Portfolio that will likely result in MCM portfolio managers causing Advisory Client accounts to collectively purchase or sell a Material position in that Covered Security (a “Proposed Model Change”).

c.	Definitions for Section II.B.

Disclosable Interest. For the purpose of this Section II.B., a “Disclosable Interest” in a Covered Security exists if the portfolio manager or a member of his or her Immediate Family:

i.

has or contemplates obtaining the direct or indirect Beneficial Ownership of a Material position in a Covered Security of an issuer (including an equivalent security, such as the notional value of an option on the Covered Security);

ii.	has any position (employee, consultant, officer, director, etc.) with an issuer of a Covered Security or any of its affiliates; or

iii.	has a present or proposed business relationship between such issuer or its affiliates.

Material. For the purpose of this section II.B., a “Material” position in a security shall mean:

i.	in the case of a Covered Security then listed on the Standard & Poor’s Composite Index of 500 Stocks (the

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“S&P 500”), a position with a value greater than $30,000; and

ii.	in the case of a Covered Security not listed on the S&P 500, a position with a value greater than $10,000.

In the case of non-Model Portfolio client trades, the size of a purchase or sale shall be calculated by aggregating the purchases and sales of all trades in a Covered Security for all Advisory Clients managed by such portfolio manager on a single business day. In the case of Model Portfolio client trades, the size of a purchase or sale shall be calculated by aggregating the purchases and sales of all likely trades in a Covered Security for all Advisory Clients following such Model Portfolio on a single business day.

Model Portfolio. For the purpose of these procedures, a “Model Portfolio” shall mean a theoretical, actively-managed portfolio of securities maintained as a prototype for portfolio managers to follow when managing accounts of Advisory Clients designated to be managed in such style. Examples of Munder Model Portfolios include Demonstrated GARP, Taxable Core, and Small Cap Growth.

2.	Pre-Clearance Approval Process

The portfolio manager must submit a written request using the Disclosable Interest Approval Form provided in Attachment B. Before approving a Proposed Client Trade or Proposed Model Change, the Designated Supervisory Person (or his or her designee) will review the nature and appropriateness of the transaction, including the current intention of the portfolio manager with respect to his or her personal holdings of the security. Among other things, the Designated Supervisory Person (or his or her designee) will:

•	In the case of a Proposed Client Trade or Proposed Model Change that is a purchase:
•

Review the investment merits of the Proposed Client Trade or Proposed Model Change with the CIO or, in his absence, at least one other portfolio manager or experienced security analyst knowledgeable about the security in question (and not on the same portfolio management team as the portfolio manager) to determine whether the Proposed Client Trade or Proposed Model Change may be appropriate for the client accounts or Model Portfolio; and

•

Review the nature and extent of the portfolio manager’s personal holding in the security to determine whether the manager’s current investment objectives are consistent with those of the client accounts or Model Portfolio and are likely to remain so in the foreseeable future.

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•	In the case of a Proposed Client Trade that is a sale:
•

Review the investment merits of the Proposed Client Trade or Proposed Model Change with the CIO or, in his absence, at least one other portfolio manager or experienced security analyst knowledgeable about the security in question (and not on the same portfolio management team as the portfolio manager) to determine whether the Proposed Client Trade or Proposed Model Change may be appropriate for the client accounts or Model Portfolio; and

•

Review the Proposed Client Trade or Proposed Model Change in light of the nature and extent of the portfolio manager’s personal holding in the security to determine whether the trade appears appropriate under the circumstances.

The Designated Supervisory Person (or his or her designee) will pre-clear the Proposed Client Trade or Proposed Model Change only if he or she affirmatively determines that the Proposed Client Trade or Proposed Model Change does not appear to involve potential overreaching by the portfolio manager and does not appear to be disadvantageous to the client accounts or Model Portfolio. The Designated Supervisory Person (or his or her designee) will document in writing the basis for its determination to approve (or not approve) a Proposed Client Trade or Proposed Model Change and maintain this documentation in accordance with applicable recordkeeping requirements.

Finally, in the event that the portfolio manager requests approval under this Code to sell the security in question from his or her personal account, the Designated Supervisory Person (or his or her designee) will, in addition to the standards set forth in this Code, review the investment merits of the trade with the CIO or, in his absence, at least one other portfolio manager or experienced equity analyst knowledgeable about the security in question, to determine whether it is appropriate for the portfolio manager to sell his/her position in light of the holdings of the Advisory Client accounts.

In instances where there might be a conflict of interest when trading with a broker-dealer (e.g., a relative of the trader or portfolio manager that works at the broker-dealer), the trader or portfolio manager should disclose the relationship/potential conflict of interest to the Chief Compliance Officer of MCM (“CCO”) and obtain approval of the CCO before trading with that broker-dealer.

C.	Initial Public Offering and Limited Offering

No Access Person shall acquire directly or indirectly any securities in an “initial public offering” for his or her personal account except “initial public offerings” of registered investment companies. For this purpose, an “initial public offering” means an offering of securities registered under the Securities Act of 1933, as amended, the issuer of which, immediately before the registration, was not subject to the reporting requirements of section 13 or 15(d) of the

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Securities Exchange Act of 1934. (As noted above, this provision does not apply to Non-Interested Trustees or Interested Trustees who are not also Investment Personnel.)

No Access Person shall acquire directly or indirectly securities in a “limited offering” (which are sometimes also referred to as “private placements”) except after receiving pre-clearance, as specified in Section III.A. hereof. In all such instances, the Access Person shall provide the Designated Supervisory Person with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the Access Person’s activities on behalf of Advisory Clients). The Designated Supervisory Person may not approve any such transaction unless he or she determines, after consultation with other investment advisory personnel of MCM such as its Chief Investment Officer, that Advisory Clients have no reasonably foreseeable interest in purchasing such securities.

For this purpose, a “limited offering” means an offering that is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) or 4(6) thereof, or pursuant to Regulation D thereunder. (As noted above, this provision does not apply to Non-Interested Trustees or to Interested Trustees who are not also Investment Personnel.) An Access Person who has been authorized to acquire and has acquired securities in a “limited offering” must disclose that investment to the Designated Supervisory Person and the Chief Investment Officer prior to, and explain that the disclosure is being made is in connection with, the Access Person’s subsequent consideration of an investment in the issuer by an Advisory Client.

D.	Short-Term Trading

1.	Covered Securities

No Access Person shall profit from the purchase and sale, or sale and purchase, of the same Covered Security of which such Access Person has a Beneficial Ownership interest within 60 calendar days. The 60 calendar days will be calculated from the date of the most recent transaction. Subject to Section V. below, any profit realized from a trade in violation of this provision shall be paid to MCM, which shall, in turn, donate that amount to a charitable organization.

2.	Munder Funds Shares

No Access Person (or member of his or her Immediate Family) shall purchase and sell or sell and purchase shares of the same Munder Fund or fund sub-advised by MCM (see Attachment H for a list of mutual funds sub-advised by MCM) in which such Access Person has a Beneficial Ownership interest within a 60 day calendar period. The 60 calendar days will be calculated from the date of the most recent transaction.

Further, no Access Person (or member of his or her Immediate Family) shall exchange shares of one Munder Fund or fund sub-advised by MCM (with respect to which such Access Person has a Beneficial Ownership interest) for shares of another Munder Fund or fund sub-advised by MCM (with respect to which such Access Person

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has a Beneficial Ownership interest) within a 60 day calendar period. The 60 calendar days will be calculated from the date of the most recent transaction.

Further, it is the goal of the Munder Funds to limit the number of “roundtrip” exchanges into and out of a Fund that an Access Person can make in any one year for any account in which the Access Person has a Beneficial Ownership interest to no more than six per year.

3.	Exempt Transactions

None of the above-specified restrictions on short-term trading shall apply to the following transactions:

a.      Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person);

b.        Purchases or sales that are non-volitional on the part of the Access Person;

c.      Purchases that are effected as part of an automatic dividend reinvestment plan, an automatic investment plan, a payroll deduction plan or program (including, but not limited to, automatic payroll deduction plans or programs and 401(k) plans or programs (both employee initiated and/or employer matching)), an employee stock purchase plan or program, or other automatic stock purchase plans or programs;

d.     Sales that are part of an automatic withdrawal plan or program, including loans, withdrawals and distributions from 401(k) plans or programs;

e.      Purchases or sales with respect to shares of any of the taxable or tax-exempt money market funds sponsored by MCM (“Munder Money Market Funds”) or sub-advised by MCM;

f.       Except for short-term trading in shares of the Munder Funds, purchases or sales that are considered by the Designated Supervisory Person to have a remote potential to harm an Advisory Client because, for example, such purchases or sales would be unlikely to affect a highly institutional market or because such purchases or sales are clearly not related economically to the securities held, purchased or sold by the Advisory Client;

g.      Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired;

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h.      Transactions in options on securities excluded from the definition of Covered Security; and

i.       Transactions in commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly-traded market-based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based. The indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Attachment G. Options on indices that are not designated as broad-based are subject to the restrictions on short-term trading.

4.	Return of Profits

Subject to Section V. below, any profit realized by an Access Person from prohibited short-term trading in shares of the Munder Funds or funds sub-advised by MCM shall be returned to the relevant Munder Fund or sub-advised fund and shall be viewed for tax purposes as a payment made to correct an error.

E.	Gifts

The gift provisions below apply to officers and employees of MCM. Please see the Gift Policy in the Employee Handbook for further information.

1.	Accepting Gifts

On occasion, because of their positions with MCM or the Munder Funds, employees may be offered, or may receive without notice, gifts from clients, brokers, vendors or other persons affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined, returned or given to MCM to donate to charity in order to protect the reputation and integrity of MCM and the Munder Funds. Gifts of a nominal value (i.e., gifts whose reasonable aggregate value is no more than $100 a year), customary business meals, entertainment (e.g., reasonable sporting events) and promotional items (e.g., pens, mugs, T-shirts) may be accepted. Employees may not accept a gift of cash or a cash equivalent (e.g., gift certificates) in any amount. Employees must report the receipt of a gift to the Legal Department in accordance with the requirements of MCM’s Gift Policy.

2.	Solicitation of Gifts

Employees and officers of MCM may not solicit gifts or gratuities.

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3.	Giving Gifts

Employees and officers of MCM may not give any gift(s) with an aggregate value in excess of $100 per year to any person associated with any securities or financial organization, including exchanges, other NASD member organizations, commodity firms, news media, or clients of the firm.

F.	Service as a Director

No Access Person shall serve on the board of directors of any publicly-traded company or privately-held company without prior authorization from a committee comprised of the CCO and either the Chief Executive Officer or Chief Investment Officer of MCM, based upon a determination that such board service would not be inconsistent with the interests of the Advisory Clients. In instances in which such service is authorized, the Access Person will be isolated from making investment decisions relating to such company through the implementation of appropriate “Chinese Wall” procedures established by the CCO. This restriction does not apply to non-profit, charitable, civic, religious, public, political, educational or social organizations.

G.	Amendments and Waivers

The limitations and restrictions specified in subsections C through F of this Section II. may be modified only by the CCO on a case-by-case basis. Each such modification shall be documented in writing by the Designated Supervisory Person, including in particular the basis for the modification. If material, such modification must be approved by the Board of Trustees of the Munder Funds no later than six months after adoption of the change.

Although exceptions to the Code will rarely, if ever, be granted, the CCO may grant exceptions to the requirements of the Code on a case-by-case basis if he or she finds that the proposed conduct involves negligible opportunity for abuse. All material exceptions must be in writing and must be reported to the Board of Trustees of the Munder Funds at its next regularly scheduled meeting after the exception is granted. For purposes of this Section, an exception will be deemed to be material if the transaction involves more than 1,000 shares or has a dollar value in excess of $25,000.

When requesting an exception to the restrictions on short-term trading in Section II.D., an Access Person must demonstrate that (1) the short-term trading would not have a material impact on the relevant Munder Fund and its shareholders or the relevant fund sub-advised by MCM and its shareholders; (2) the transaction involves less than 1,000 shares of any Munder Fund or fund sub-advised by MCM; and (3) the aggregate dollar value of the shares that would be purchased or sold on a short-term basis is not in excess of $25,000. The CCO will grant exceptions only in limited circumstances. No waivers will be granted to portfolio managers with respect to short-term trading in shares of any Munder Fund or sub-advised fund for which they provide advisory services.

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III.	Compliance Procedures

A.	Pre-Clearance Requirements for Access Persons

1.	General Requirement

All purchases or sales (including the writing of an option to purchase or sell and the giving of a gift (but not the receipt of a gift)) of a Covered Security in which an Access Person (or a member of his or her Immediate Family) has or will have a Beneficial Ownership interest must be pre-cleared with the Designated Supervisory Person (or his or her designee). In addition, all trades in shares of the Munder Funds and funds sub-advised by MCM, except money market funds, in which any Access Person (or member of his or her Immediate Family) has or will have a Beneficial Ownership interest (including shares owned through any 401(k) or other retirement plan) must be pre-cleared with the Designated Supervisory Person (or his or her designee).

2.	Exempt Transactions

The following transactions are exempt from the pre-clearance requirements described in this Section III.A.:

a.      Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person);

b.     Purchases that are effected as part of an automatic dividend reinvestment plan, an automatic investment plan, a payroll deduction plan or program (including, but not limited to, automatic payroll deduction plans or programs and 401(k) plans or programs (both employee initiated and/or employer matching)), automatic stock purchase plans or programs, or an employee stock purchase plan or program;

c.      Sales that are part of an automatic withdrawal plan or program, including loans, withdrawals and distributions from 401(k) plans or programs;

d.     Purchases or sales that are non-volitional on the part of the Access Person or a Fund;

e.      Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired;

f.	Transactions in collective funds or common trust funds;

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g.      Transactions in options on securities excluded from the definition of Covered Security;

h.      Transactions in commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly-traded market-based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based. The indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Attachment G. Options on indices that are not designated as broad-based are subject to the pre-clearance requirements; and

i.	De Minimis Trades.

3.	Trade Authorization Requests

Prior to entering an order for a personal trade that requires pre-clearance, the Access Person must complete a written or electronic request for pre-clearance providing the following information:

a.	Name and symbol of security;

b.	Maximum quantity to be purchased or sold;

c.	Name of broker effecting the transaction; and

d.	Type of transaction (e.g. buy, sell, exchange, etc).

The request must be submitted to the Designated Supervisory Person (or his or her designee). After receiving the written or electronic request, the Designated Supervisory Person (or his or her designee) will, as appropriate (a) review the information, (b) independently confirm whether there are any pending or unexecuted orders to purchase or sell the Covered Securities by an Advisory Client, and (c) as soon as reasonably practicable, determine whether to authorize the proposed securities transaction. No order for a securities transaction for which pre-clearance authorization is sought may be placed prior to the receipt of written or electronic authorization of the transaction by the Designated Supervisory Person (or his or her designee). Verbal approvals are not permitted and may not be relied upon. Access Persons are solely responsible for their compliance with the Code. Pre-clearance should not be construed as an assurance that a personal securities transaction complies with all provisions of this Code.

4.	Representations and Warranties

Each time an Access Person makes a pre-clearance request, other than a pre-clearance request with respect to a transaction in shares of the Munder Funds by portfolio

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managers, the Access Person shall be deemed to be making the following representations and warranties:

a.      He/she does not possess any material non-public information regarding the issuer of the security;

b.     To his/her knowledge, there are no pending trades in the security (or any derivative of it) by an Advisory Client (other than an Index Trade);

c.      To his/her knowledge, the security (or any derivative of it) is not being considered for purchase or sale by any Advisory Client (other than an Index Trade);

d.     If he/she is a portfolio manager or a person linked to a portfolio manager, none of the accounts managed by him/her (or such portfolio manager) has purchased or sold this security (or any derivatives of it) within the past 7 calendar days (other than an Index Trade); and

e.      He/she has read the Code of Ethics within the prior 12 months and believes that the proposed trade fully complies with the requirements of the Code.

5.	Duration of Pre-Clearance Approval

Personal trades should be placed with a broker promptly after receipt of the pre-clearance approval so as to minimize the risk of potential conflict arising from a client trade in the same security being placed after the pre-clearance is given. The pre-clearance approval will expire at the open of business (generally 9:00 a.m., Detroit time) on the next trading day after which authorization is received. The Access Person is required to renew such pre-clearance if the pre-cleared trade is not completed before the authority expires. This restriction also applies to Limit Orders. With respect to trades in the Munder Funds, the trade date may be the next trading day after pre-clearance is granted, due to the timing of processing transactions. In addition, the trade date on transactions processed through the mail may be different from the pre-clearance date.

6.	Execution of Trades and Commissions

No personal trades may be placed or executed directly through the institutional trading desk of a broker-dealer that also handles any of MCM’s or its respective clients’ trading activity. Only normal, retail brokerage relationships generally available to other similar members of the general public are permitted. Commissions on personal transactions may be negotiated, but payment of a commission rate that is lower than the rate available to retail customers through similar negotiations is prohibited.

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B.	Reporting Requirements for Access Persons

1.	Brokerage Statements and Confirmations

Every Access Person and members of his or her Immediate Family (excluding Non-Interested Trustees and their Immediate Family members) must arrange for the Legal Department to receive directly from any broker, dealer or bank that effects any securities transaction, duplicate copies of each confirmation for each such transaction and periodic statements for all accounts that hold any securities in which such Access Person has a Beneficial Ownership interest. This requirement applies even if the transaction involves or the account holds a non-Reportable Security and specifically includes brokerage statements and confirmations with respect to transactions involving shares of the Munder Funds and funds sub-advised by MCM. To assist in making these arrangements, the Legal Department will send a letter to each broker, dealer or bank based on the information provided by the Access Person. Exceptions to this policy must be pre-approved by the Compliance Department.

2.	Quarterly Transaction Reports

a.	General Requirement

In addition to providing the duplicate confirmations and periodic statements required by the preceding paragraph on a timely basis, each Access Person shall, on a quarterly basis, confirm the accuracy of the information previously provided to the Legal Department in the format specified in Attachment C-1. Each Access Person shall also list any previously unreported transaction that occurred prior to the end of the quarter to which the report relates involving a Reportable Security (as defined in Attachment A) in which the Access Person had, or as a result of the transaction acquired, any direct or indirect Beneficial Ownership. Previously unreported transactions might include, for example, a private placement or limited offering that is not purchased through an Access Person’s brokerage account, securities acquired through a gift or inheritance, or De Minimis Trades.

b.	Exempt Transactions

The following transactions are not required to be reported on a quarterly basis as described in this Section III.B.2.:

i.

Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person); and

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ii.

Purchases or sales that are effected as part of an automatic investment plan, including an automatic dividend reinvestment plan. An automatic investment plan means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. However, any transaction that overrides the preset schedule or allocation of the automatic investment plan is not exempt.

c.	Reporting Deadline

An Access Person must submit any report required by this Section III.B.2. to the Designated Supervisory Person no later than 30 days after the end of the calendar quarter in which the transaction occurred.

d.	Report Content

The report must contain the following information with respect to each previously undisclosed securities transaction:

i.

The date of the transaction, the title, the exchange ticker symbol or CUSIP number, the interest rate and the maturity date (if applicable), the number of shares, and the principal amount of each security;

ii.	The nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

iii.	The price of the security at which the transaction was effected;

iv.	The name of the broker, dealer or bank with or through which the transaction was effected; and

v.	The date that the report is submitted by the Access Person.

To the extent such information is not included in the duplicate confirmations, statements, periodic reports or other written information previously provided to the Designated Supervisory Person, the following information must also be provided in the report submitted by the Access Person with respect to any account established in which any securities were held during the prior calendar quarter for the direct or indirect Beneficial Ownership interest of the Access Person:

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i.	The name of the broker, dealer or bank with whom the Access Person established the account;

ii.	The date the account was established.

3.	Initial and Annual Disclosure of Personal Holdings

No later than 10 days after becoming a Access Person and thereafter on an annual calendar year basis, each Access Person must submit a Personal Holdings of Securities report.

The Initial and Annual Reports of Personal Holdings of Securities must contain:

a.      The title and type of security, and as applicable the exchange ticker symbol or CUSIP number, the number of shares, and principal amount of each Reportable Security in which the Access Person has any direct or indirect Beneficial Ownership interest;

b.     The name of any broker, dealer or bank with which the Access Person maintains an account in which any securities are held for the Access Person’s direct or indirect benefit; and

c.	The date the Access Person submits the report.

The information in the report must be current as of a date no more than 45 days prior to the date the report is submitted. Initial Reports of Personal Holdings shall be in the format specified in Attachment D. Annually, each Access Person shall confirm the accuracy of the information regarding securities holdings and accounts previously provided to the Legal Department in the formats specified in Attachments C-2 and C-3. Each Access Person shall also list any previously unreported securities holding or account.

If not previously provided, the Access Person must provide or ensure that reports or duplicate copies of supporting documentation (e.g., brokerage statements or similar documents) of securities holdings required to be reported herein are provided to the Designated Supervisory Person.

4.	Certification of Compliance

Each Access Person is required to certify annually in writing that he or she has received a copy of the Code, has read and understood the Code and acknowledges that he or she is subject to it. Further, each Access Person is required to certify annually that he or she has complied with all the requirements of the Code and that he or she has disclosed or reported all personal securities transactions, holdings and accounts required to be disclosed or reported pursuant to the requirements of the Code. The form of Annual Certification and Questionnaire is attached to this Code as Attachment E.

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5.	Permitted Disclaimer

Any report submitted to comply with the requirements of this Section III.B., may contain a statement that the report shall not be construed as an admission by the person making such report that such person has any direct or indirect Beneficial Ownership in the securities to which the report relates.

C.	Distribution of the Code to Persons Subject to the Code

The Designated Supervisory Person (or his or her designee) shall provide a copy of this Code to each Access Person within 10 days of such person becoming subject to the Code. Thereafter, the Designated Supervisory Person (or his or her designee) shall provide each Access Person with a copy of the Code on an annual basis and promptly after any amendment to the Code. Each Access Person, unless specifically exempted herein, shall acknowledge receipt of the Code and any amendments thereto.

D.	Quarterly Review

At least quarterly, the Designated Supervisory Person (or his or her designee) shall review and compare the confirmations and quarterly reports received with the written pre-clearance authorization provided. Such review shall include, as appropriate:

1.	Whether the securities transaction complied with this Code;

2.     Whether the securities transaction was authorized in advance of its placement;

3.     Whether the securities transaction was executed before the expiration of any approval under the provisions of this Code;

4.     Whether any Advisory Client accounts owned the securities at the time of the securities transaction; and

5.     Whether any Advisory Client accounts purchased or sold the securities in the securities transaction within seven (7) days of the securities transaction.

E.	Reports to the Boards of Trustees/Directors

1.	Annual Reports

The Designated Supervisory Person shall prepare an annual report for the Board of each Munder Fund on behalf of MCM and any sub-adviser. At a minimum, the report shall: (a) summarize the existing Code procedures concerning personal investing and any changes in the Code and its procedures made during the year; (b) describe any issues arising under the Code since the last report to the Board, including, but not limited to,

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information about material violations of the Code or the procedures, and sanctions imposed in response to the material violations; (c) certify to the Board that the Munder Funds and MCM have adopted procedures reasonably necessary to prevent Access Persons from violating the Code; and (d) identify any recommended material changes in existing restrictions or procedures.

2.	Quarterly Reports

At each quarterly meeting of the Munder Funds’ Boards, MCM, and any sub-adviser of a Munder Fund shall report to the Boards concerning:

a.      Any transaction that appears to evidence a possible violation of this Code;

b.	Apparent violations of the reporting requirements of this Code;

c.      Any securities transactions that occurred during the prior quarter that may have been inconsistent with the provisions of the codes of ethics adopted by a Fund’s sub-adviser or principal underwriter; and

d.     Any significant remedial action taken in response to such violations described in paragraph c. above.

IV.	General Policies

A.	Anti-Fraud

It shall be a violation of this Code for any Access Person or principal underwriter for any Advisory Client, or any affiliated person of MCM, any sub-adviser to, or the principal underwriter of, any Advisory Client in connection with the purchase or sale, directly or indirectly, by such person of any security which, within the most recent 15 days was held by an Advisory Client, or was considered by MCM for purchase by the Advisory Client, to:

1.	employ any device, scheme or artifice to defraud an Advisory Client;

2.     make to an Advisory Client any untrue statement of a material fact or omit to state to an Advisory Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

3.     engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon an Advisory Client; or

4.	engage in any manipulative practice with respect to an Advisory Client.

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B.	Involvement in Criminal Matters or Investment-Related Civil Proceedings

Each Access Person must notify the Legal Department, as soon as reasonably practical, if he or she is arrested, arraigned, indicted or pleads no contest to any criminal offense (other than minor traffic violations) or if named as a defendant in any investment-related civil proceedings or any administrative or disciplinary action.

V.	Reporting Violations of the Code

An Access Person who becomes aware of a violation of this Code, whether on the part of the Access Person or any other person subject to the Code, shall promptly report such violation to the CCO. Failure to disclose or report to the CCO any violation of this Code is in and of itself a violation of the Code. An Access Person shall not be subject to retaliation as a result of any report made pursuant to this Section III.B.6. However, if an Access Person believes that he or she may suffer retaliation, such Access Person may report the violation on an anonymous basis.

VI.	Sanctions

Upon discovering that an Access Person has not complied with the requirements of this Code, the Designated Supervisory Person shall submit such findings to the Compliance Committee. The Compliance Committee may impose on that Access Person whatever sanctions the Compliance Committee deems appropriate, including, among other things, the unwinding of the transaction and the disgorgement of profits, a letter of censure, mandatory Code of Ethics training, monetary sanctions, suspension or termination of employment. Any significant sanction imposed shall be reported to the Munder Funds’ Boards in accordance with Section III.E. above. Notwithstanding the foregoing, the Designated Supervisory Person shall have discretion to determine, on a case-by-case basis, that no material violation shall be deemed to have occurred. The Designated Supervisory Person may recommend that no action be taken, including waiving the requirement to disgorge profits under Section II.D. of this Code. A written memorandum of any such finding shall be filed with reports made pursuant to this Code.

VII.	Investment Adviser and Principal Underwriter Codes

Each Munder Fund’s investment adviser, sub-adviser and, if appropriate, principal underwriter shall adopt, maintain and enforce a code of ethics with respect to their personnel in compliance with Rule 17j-1 under the Investment Company Act of 1940, as amended (“1940 Act”), Rule 204A-1 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and/or Section 15(f) of the Securities Exchange Act of 1934, as amended (“1934 Act”) as applicable, and shall forward to the Designated Supervisory Person and the Munder Fund’s administrator copies of such codes and all future amendments and modifications thereto. The Munder Funds’ Boards, including a majority of Non-Interested Trustees of the Boards, must approve the Munder Funds’ Code and the code of any investment adviser, sub-adviser or

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principal underwriter of a Munder Fund unless, in the case of the principal underwriter that is not affiliated with MCM, it is exempt from this approval requirement under Rule 17j-1.

VIII.	Recordkeeping

This Code, the codes of any investment adviser, sub-adviser and principal underwriter, a copy of each report by an Access Person, any written report by MCM, any sub-adviser or the principal underwriter and lists of all persons required to make reports shall be preserved with MCM’s records in the manner and to the extent required by Rule 17j-1 under the 1940 Act and Rule 204-2 under the Advisers Act.

The Designated Supervisory Person shall maintain such reports and such other records as are required by this Code.

IX.	Confidentiality

All information obtained from any Access Person hereunder shall be kept in strict confidence, except that reports of securities transactions hereunder may be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization, and may otherwise be disclosed to the extent required by law or regulation.

X.	Other Laws, RuleS and Statements of Policy

Nothing contained in this Code shall be interpreted as relieving any Access Person from acting in accordance with the provisions of any applicable law, rule, or regulation or any other statement of policy or procedures governing the conduct of such person adopted by a Munder Fund. No exception to a provision in the Code shall be granted where such exception would result in a violation of Rule 17j-1 under the 1940 Act or Rule 204A-1 under the Advisers Act.

XI.	Further Information

If any person has any questions with regard to the applicability of the provisions of this Code generally or with regard to any securities transaction or transactions, such person should consult with the Designated Supervisory Person.

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Attachment A

DEFINITIONS

“Access Person” shall mean: (a) every trustee, director, officer and general partner of the Munder Funds and MCM, (b) every employee of the Munder Funds or MCM (or of any company in a control relationship to a Munder Fund or MCM) who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of Covered Securities by an Advisory Client, or whose functions relate to the making of any recommendation to an Advisory Client regarding the purchase or sale of Covered Securities, (c) every employee of MCM who obtains information concerning recommendations made to an Advisory Client with regard to the purchase or sale of a Covered Security prior to their dissemination, and (d) such persons designated by the Legal Department. The term “Access Person” does not include any person who is subject to securities transaction reporting requirements of a code of ethics adopted by a Munder Fund’s administrator, transfer agent or principal underwriter which contains provisions that are substantially similar to those in this Code and which is also in compliance with Rule 17j-1 of the 1940 Act and Section 15(f) of the Securities Exchange Act of 1934, as applicable. Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the Legal Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definitions of “Access Person” found in Rule 17j-1 under the 1940 Act. A person who normally assists in the preparation of public reports or who receives public reports but who receives no information about current recommendations or trading or who obtains knowledge of current recommendations or trading activity once or infrequently or inadvertently shall not be deemed to be an Access Person. Temporary employees who will be employed at or through MCM for less than 30 calendar days shall not be deemed to be an Access Person.

“Advisory Client” means any client (including both investment companies and managed accounts) for which MCM serves as an investment adviser or sub-adviser, renders investment advice, makes investment decisions or places orders through its trading department.

“Beneficial Ownership” A person is generally deemed to have beneficial ownership of a security if the person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect “pecuniary interest” in the security. The term “pecuniary interest” generally means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the securities. A person is refutably deemed to have an “indirect pecuniary interest” in any securities held by members of the person’s Immediate Family. An indirect pecuniary interest also includes, among other things: a general partner’s proportionate interest in the portfolio securities held by a general or limited partnership; a performance-related fee, other than an asset-based fee, received by any broker, dealer, bank, insurance company, investment company, investment adviser, investment manager, trustee or person or entity performing a similar function; a person’s right to dividends that is separated or separable from the underlying securities; a person’s interest in securities held by certain trusts; and a person’s right to acquire equity securities through the exercise or conversion of any derivative security, whether or not presently exercisable, the term “derivative security” being

_________________________

  “Control” shall be interpreted to have the same meaning as in Section 2(a)(9) of the 1940 Act.

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generally defined as any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to an equity security, or similar securities with, or value derived from, the value of an equity security. For purposes of the Code, a person who is a shareholder of a corporation or similar entity is not deemed to have a pecuniary interest in portfolio securities held by the corporation or entity, so long as the shareholder is not a controlling shareholder of the corporation or the entity and does not have or share investment control over the corporation’s or the entity portfolio. The foregoing definitions are to be interpreted by reference to Rule 16a-1(a)(2) under the 1934 Act, except that the determination of direct or indirect beneficial ownership for purposes of this Code must be made with respect to all securities that an Access Person has or acquires.

“Covered Security” means any Security (as defined below) except (i) direct obligations of the Government of the United States; (ii) bankers acceptances, bank certificates of deposit, commercial paper and High Quality Short-Term Debt Instruments (including repurchase agreements); and (iii) shares of open-end investment companies registered under the 1940 Act. Open-end registered investment companies include the Munder Funds (other than the Munder @Vantage Fund). All Exchange Traded Funds are Covered Securities.

Covered Security does not include commodities or options on commodities, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

“De Minimis Trade” means a personal trade in a transaction involving no more than $10,000 of (1) a common stock then listed on the S&P 500 Index, (2) shares of Standard & Poor’s Depositary Receipts - SPDR Trust, Series 1 (SPY), or (3) shares of Nasdaq-100 Trust, Series 1 – Nasdaq-100 Index Tracking Stock (QQQQ). If, however, during any two consecutive calendar quarters, aggregate purchase or sale transactions by the Access Person in shares of the same issuer exceed a cumulative value of $30,000, a subsequent transaction in the issuer’s securities shall no longer be regarded as a De Minimis Trade.

“Designated Supervisory Person” means each person designated as a Designated Supervisory Person in Attachment F hereto.

“Direct Obligations of the Government of the United States” means any security issued or guaranteed as to principal or interest by the United States, or any certificate of deposit for any of the foregoing. Direct Obligations of the Government of the United States include Cash Management Bills, Treasury Bills, Notes and Bonds, and those Treasury securities designated by the U.S. Department of Treasury as eligible to participate in the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program.

Securities issued by entities controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the

_________________________

  Note that the @Vantage Fund is not an “open-end” investment company. Accordingly, its shares are not exempt from the definition of a Covered Security or the other restrictions under the Code, including the pre-clearance requirements for Access Persons.

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United States are not Direct Obligations of the Government of the United States. This includes securities issued by, for example, the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Banks, Federal Land Banks, Federal Farm Credit Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the General Services Administration, Student Loan Marketing Association (Sallie Mae), the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Maritime Administration.

“High Quality Short-Term Debt Instrument” means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization.

“Immediate Family” of an Access Person means any of the following persons who reside in the same household as the Access Person:

child	grandparent	son-in-law
stepchild	spouse	daughter-in-law
grandchild	sibling	brother-in-law
parent	mother-in-law	sister-in-law
stepparent	father-in-law

Immediate Family includes adoptive relationships and any other relationship (whether or not recognized by law) which the CCO determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

An “Index Trade” occurs when a portfolio manager directs a securities trade in an index- or quantitative-style Advisory Client account, such as an account managed to replicate the S&P 500 Index or the S&P MidCap 400 Index, in order for the account to maintain its index weightings in that security.

“Interested Trustee” is any person who is an “interested person” as defined in the 1940 Act, except for those who are “interested persons” of a Munder Fund solely by reason of being a member of its Board of Trustees or advisory board or an owner of its securities, or a member in the Immediate Family of such a person.

“Investment Personnel” is any employee of the Munder Funds or MCM (or of any company in a control relationship to the Munder Funds or MCM) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Munder Funds; or any natural person who controls the Munder Funds or MCM and who obtains information concerning recommendations made to the Munder Funds regarding the purchase or sale of securities by the Munder Funds.

“Limit Order” is an order to a broker to buy a specified quantity of a security at or below a specified price, or to sell a specified quantity at or above a specified price (called the limit

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price). A Limit Order ensures that a person will never pay more for the stock than whatever price is set as his/her limit.

“Non-Interested Trustee” is any person who is an Access Person by virtue of being a trustee or director of a Munder Fund, but who is not an “interested person” (as defined in the 1940 Act) of a Munder Fund unless such Non-Interested Trustee, at the time of a securities transaction, knew, or in the ordinary course of fulfilling his or her official duties as a trustee of a Munder Fund should have known, that during the 15-day period immediately preceding the date of the transaction by such person, the security such person purchased or sold is or was purchased or sold by a Munder Fund or was being considered for purchase or sale by a Munder Fund or its investment adviser. For purposes of this Code, a “Non-Interested Trustee” shall include each trustee of a Munder Fund who is not also a director, trustee, officer, partner or employee or controlling person of a Munder Fund’s investment adviser, sub-adviser, administrator, custodian, transfer agent, or distributor.

“Reportable Fund” means any investment company registered under the 1940 Act for which MCM serves as an investment adviser or sub-adviser and any investment company registered under the 1940 Act whose investment adviser or principal underwriter controls MCM, is controlled by MCM, or is under common control with MCM. (See Attachment H).

“Reportable Security” means any Security (as defined below) except (i) direct obligations of the Government of the United States; (ii) bankers’ acceptances, bank certificates of deposit, commercial paper and High Quality Short-Term Debt Instruments (including repurchase agreements); (iii) shares issued by money market funds; (iv) shares issued by other open-end investment companies registered under the 1940 Act, unless it is a Reportable Fund; and (v) shares issued by unit investment trusts that are invested exclusively in one or more open-end registered investment companies, none of which are Reportable Funds. All Exchange Traded Funds are Reportable Securities. Shares of closed-end investment companies (such as Munder @Vantage Fund) are Reportable Securities regardless of affiliation. Shares issued by unit investment trusts might include separate account options under variable insurance contracts.

“Security” means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, common trust fund, collective fund, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase any of the foregoing. 529 Plans are securities.

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment B

APPROVAL FORM FOR:

Transactions in Client Accounts of Securities in Which Portfolio Managers Have Disclosable Interests

Proposed Client Trade / Model Change (Please circle one)

Date
Portfolio Manager
Account Nos. (GIMII) or Model Name
Security Name
Is Security on S&P 500?
Ticker Symbol
Current Price
Aggregate Quantity (may be estimate)
Total Dollar Value
Direction of Trade (Buy / Sell)

Portfolio Manager’s Beneficial Holdings and/or Other Disclosable Interests

Quantity of shares and/or
Other Disclosable Interest

APPROVALS

CIO* Approval Standard: For purchases, the CIO must determine that the proposed trade or model portfolio change is appropriate for the client accounts or model portfolio and, in light of the nature and extent of the portfolio manager’s personal holdings in the security, the portfolio manager’s investment objectives are consistent with those of the client accounts or model portfolio and are likely to remain so in the foreseeable future. For sales, the CIO must determine that the proposed trade or model portfolio change may be appropriate for the client accounts or model portfolio and, in light of the nature and extent of the portfolio manager’s personal holdings in the security, the trade appears appropriate under the circumstances.

Compliance Approval Standard: The proposed client trade or model portfolio change does not appear to involve potential overreaching by the portfolio manager and does not appear to be disadvantageous to the client accounts or model portfolio.

_______________________	___________________	__________

Portfolio Manager Name               SignatureDate

CIO*
Designated Supervisory Officer or Designee
Basis for Determination

*

In the absence of the CIO, at least one other portfolio manager or experienced security analyst knowledgeable about the security in question (and not on the same portfolio management team as the portfolio manager making the request for proposed client trade/model change) must approve the trade.

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment C-1

Certification of Employee Transactions

Trans. Type	Ticker	Security Name	Trade Date	Quantity	Price

TEST, TEST (TEST)

Account Number	:	(A)DRIP	Broker	:	DIVIDEND REINVESTMENT PLANS

No transactions during this period.

Account Number	:	(A)EXEMPT/1256755	Broker	:	VANGUARD FUNDS

No transactions during this period.

Account Number	:	(A)EXEMPT/CO.401(K)	Broker	:	FIDELITY INVESTMENTS

No transactions during this period.

Account Number	:	0001234560	Broker	:	PFPC

No transactions during this period.

Account Number	:	(M/Q)0123456789	Broker	:	E*TRADE

BY	MRK	MERCK & CO	12/5/2005	500.00	30.10
SL	BUD	ANHEUSER-BUSCH COS INC	12/19/2005	50.00	44.55

Account Number	:	TEST - 401K	Broker	:	MUNDER 401K

SL	MFHYX	MUNDER HEALTHCARE - CL	10/26/2005	73.57	24.64

Account Number	:	TEST - CMA - ESPP	Broker	:	COMERICA/ESPP

No transactions during this period.

______________________________________________________________________________

I confirm that I have complied with the Code of Ethics with respect to personal securities transactions and with respect to the reporting of all broker, dealer or bank accounts in which any securities are held for my direct or indirect benefit. I confirm that all reportable transactions and accounts are listed above. If not listed above, I have attached trade confirm(s) or statement(s) for additional transactions or accounts.

____________________________________	____________________________________
Siganture	Date

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment C-2

Brokerage Account Certification Statement

Account Number	Account Name	Broker Name	Initiated Date

TEST, TEST (TEST)

TEST - CMA	JOHN SMITH	COMERICA/ESPP	01/01/2005

ESPP

TEST - 401K	JOHN SMITH	MUNDER 401K	01/01/2005

(M/Q)0123456789	JOHN SMITH	E*TRADE	01/01/2005

0001234560	JOHN SMITH ROLLOVER IRA	PFPC	01/01/2005

(A)DRIP	JOHN SMITH	DIVIDEND REINVESTMENT PLANS	04/01/2003

(A)EXEMPT/CO.4	JANE SMITH	FIDELITY INVESTMENTS	01/05/2001

(A)EXEMPT/1256	JOHN SMITH/JANE SMITH JTWROS	VANGUARD FUNDS	02/06/2004

755

______________________________________________________________________________

I confirm that I have complied with the Code of Ethics with respect to the reporting of all broker, dealer or bank accounts in which any securities are held for my direct or indirect benefit and that all such accounts are listed above or attached.

____________________________________	____________________________________
Signature	Date

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Last Updated: 11-08-05

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Attachment C-3

Holdings Certification Statement

As of Date:	12/31/____

Ticker	Security Type Code	CUSIP	Security Name	Quantity

TEST, TEST (TEST)

Brokerage Account: JANE SMITH	((A)EXEMPT/CO.401(K))

No holdings.

Brokerage Account: JOHN SMITH	((A)DRIP)

KO	COMM	19121610	COCA-COLA CO	23.56

Brokerage Account: JOHN SMITH	((M/Q)0123456789)

997577AJ0	CRPB	997577AJ0	AVON PRODUCTS INC	20,000.00

ABCL	COMM	01852J10	ALLIANCE BANCORP INC	100.00

MRK	COMM	58933110	MERCK & CO	500.00

Brokerage Account: JOHN SMITH	(TEST - 401K)

MCVYX	MFND	626124580	MUNDER SMALL-CAP VALUE - CL Y	132.72

MFHYX	MFND	626120828	MUNDER HEALTHCARE - CL Y	0.00

MTFYX	MFND	626124226	MUNDER TECHNOLOGY FUND- CL	336.25

MURYX	MFND	626124861	MUNDER REAL ESTATE EQUITY - CLY	246.32

MUXYX	MFND	626129787	MUNDER INDEX 500 - CL Y	49.22

Brokerage Account: JOHN SMITH	(TEST - CMA - ESPP)

CMA	COMM	20034010	COMERICA INC	34.36

Brokerage Account: JOHN SMITH ROLLOVER IRA	(0001234560)

MFEYX	MFND	626120836	MUNDER EMERGING MARKETS - CL	43.96

MNNYX	MFND	626124291	MUNDER INTERNET FUND - CL Y	17.23

Brokerage Account: JOHN SMITH/JANE SMITH JTWROS	((A)EXEMPT/1256755)

No holdings.

______________________________________________________________________________

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Last Updated: 11-08-05

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I confirm that I have complied with the Code of Ethics with respect to the reporting of securities holdings and that all Reportable Securities and Reportable Funds are listed above or attached.

____________________________________	____________________________________
Employee Signature	Date

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment D

INITIAL REPORT OF

PERSONAL HOLDINGS OF SECURITIES

Name: ______________________________________

Position/Department: __________________________

I.       To comply with SEC regulations and the Munder Capital Management Code of Ethics, all persons are required to provide a holdings report containing the following information (the information must be current as of a date no more than 45 days before the report is submitted):

a.	The title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each reportable security in which you have any direct or indirect beneficial ownership; and
b.	The name of any broker, dealer, or bank with whom you maintain an account in which any securities are held for your direct or indirect benefit.

Please complete the form below listing all broker, dealer and bank accounts in which you (or a member of your Immediate Family) hold any securities*. You must attach a list of the reportable securities held in each account as well as the information listed in item (a) above. A copy of the most recent statement for each account may be attached for this purpose if it is accurate and provides all the required information.

Please include all accounts, even if they only hold non-Munder mutual funds.

Account Owner	Account Number	Firm

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II.	If you have a Beneficial Ownership interest in securities that are not listed in an attached account statement, or hold the physical certificates, list them below:
Name of Security	Quantity	Value	Custodian
1.
2.
3.

(Attach separate sheet if necessary)

I certify that I have received a copy of the Munder Capital Management Code of Ethics, that I have read and understand the Code of Ethics and that this form, and the attached statements (if any) constitute all of the broker, dealer or bank accounts and reportable securities in which I have a Beneficial Ownership interest, including those for which I hold physical certificates, as well as those held in accounts of my Immediate Family.

Signed: _______________________________	Date: ________________________

*Please note that bank checking and savings accounts are not reportable, however, an account that holds a certificate of deposit is reportable.

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment E

ANNUAL CERTIFICATION AND QUESTIONNAIRE

For Access Persons

of

The Munder Funds

and

Munder Capital Management

Employee: ________________________________________________

I.	Introduction

Access Persons are required to answer the following questions for the year ended___________. Upon completion, please sign and return the questionnaire by ___________, to _____________ in the Legal Department. If you have any questions regarding this Questionnaire or the requirements under the Code of Ethics, please contact ________ at extension ______. All capitalized terms are defined in the Code.

II.	Annual Certification of Compliance with the Code of Ethics

A.

Have you and the members of your Immediate Family obtained pre-clearance for all securities transactions that require pre-clearance under the Code? (Note: Circle “N/A” if there were no securities transactions.)

Yes	No	N/A	(If no, explain on Attachment)

B.

Have you reported all securities transactions that are required to be reported under the Code? (Note: This requirement includes arranging for the Legal Department to receive, directly from your broker, duplicate transaction confirmations and duplicate periodic statements for each brokerage account in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, as well as reporting securities held in certificate form.)

Yes	No	N/A	(If no, explain on Attachment)

C.	Have you reported all broker, dealer and bank accounts in which you and/or the members of your Immediate Family hold any securities? Circle “N/A” if there were no such accounts.

Yes	No	N/A	(If no, explain on Attachment)

D.

Have you notified the Legal Department if you have been arrested, arraigned, indicted, or have plead no contest to any criminal offense, or been named as a defendant in any investment-related civil proceedings, or administrative or disciplinary action? (Circle “N/A” if you have not been arrested, arraigned, etc.)

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Yes	No	N/A	(If no, explain on Attachment)

E.	Have you complied with the Code of Ethics in all other respects, including the gift policy?

Yes	No	(If no, explain on Attachment)

(List in the Attachment all reportable gifts given or received for the year covered by this certificate, noting the month, “counterparty,” gift description, and estimated value.)

III.	Insider Trading Policy

Have you complied in all respects with the Insider Trading Policy?

Yes	No	(If no, explain on Attachment)

IV.	Disclosure of Directorships

A.	Are you, or is any member of your Immediate Family, a director of any publicly-traded company or privately-held company (other than a non-profit, charitable organization).

Yes	No

(If yes, list on Attachment each company for which you are, or a member of your Immediate Family is, a director.)

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B.

If the response to the previous question is “Yes,” do you have knowledge that any of the companies for which you are, or a member of your Immediate Family is, a director will go public or be acquired within the next 12 months?

Yes	No

V.	Disclosure of Broker-Dealer Relationships

A.	Are you, or any relative, employed or affiliated with a broker-dealer?

Yes	No

(If yes, please respond to question V.B.)

B.	Provide the following information for any relatives who are employed or affiliated with a broker-dealer.

Name of Relative	Relation to Access Person	Name of Firm	Title

Please note that the language used in this Questionnaire in no way modifies or limits the requirements contained in the Code of Ethics.

I hereby represent that I have received a copy of the Code of Ethics of Munder Capital Management and The Munder Funds and that I have read and understand the Code of Ethics. I acknowledge that I am subject to the Code of Ethics. I hereby certify that I have complied with all the requirements of the Code of Ethics and that I have disclosed or reported all personal securities transactions, holdings and accounts required to be disclosed or reported pursuant to the requirements of the Code of Ethics. I understand that any untrue or incomplete response may be subject to disciplinary action by MCM.

Date:

Access Person Signature

© 2005, Munder Capital Management

Last Updated: 11-08-05

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ATTACHMENT TO

ANNUAL CODE OF ETHICS QUESTIONNAIRE

Please explain all “No” responses to questions in Sections II and III

Please list each company for which you are, or a member of your Immediate Family is, a director

Please list all Gifts you received or gave during the year covered by this questionnaire

Month	Giver/Receiver	Gift Description	Estimated Value

(Continue on additional sheet if necessary.)

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment F

CONTACT PERSONS

DESIGNATED SUPERVISORY PERSON

Stephen J. Shenkenberg

DESIGNEES OF DESIGNATED SUPERVISORY PERSON

Mary Ann Shumaker
Linda Meints

Shannon Arndt

Carolyn Lopiccola (effective 9/7/05)

LEGAL DEPARTMENT

Stephen J. Shenkenberg
Mary Ann Shumaker
Melanie West
Amy Eisenbeis
Kimberlee Levy
Julie Habrowski
Don Jobe
Linda Meints
Shannon Arndt
James Kelts

Carolyn Lopiccola

Geraldine Bujalski

Irene Bernhard

COMPLIANCE COMMITTEE

Stephen J. Shenkenberg
Peter Hoglund
Enrique Chang

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment G

LIST OF BROAD-BASED INDICES

Listed below are the broad-based indices as designated by the Compliance Department.

DESCRIPTION OF OPTION	SYMBOL	EXCHANGE
NASDAQ-100	NDX	CBOE
S & P 100 *	OEX	CBOE
S & P MidCap 400 Index *	MID	CBOE
S & P 500 *	SPX	CBOE
* Includes LEAPs

© 2005, Munder Capital Management

Last Updated: 11-08-05

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Attachment H

REPORTABLE FUNDS1

(As defined in Attachment A)

FUND NAME	TICKER	CUSIP	INTERNAL ACCT #
The Munder Funds			various
Calvert Social Index Series, a series of Calvert Social Index Series, Inc.	CISIX CSXAX CSXBX CSXCX	131582751 131582785 131582777 131582769	371
Summit EAFE International Index Portfolio, a series of Summit Mutual Funds, Inc. - Summit Pinnacle Series		866167695	540
E*TRADE S&P 500 Index Fund, a series of E*TRADE Funds	ETSPX	269244109	606
E*TRADE Russell 2000 Index Fund, a series of E*TRADE Funds	ETRUX	269244869	607
E*TRADE Technology Index Fund, a series of E*TRADE Funds	ETTIX	269244406	608
E*TRADE International Index Fund, a series of E*TRADE Funds	ETINX	269244505	609
Munder Net50 Fund, a series of AEGON/Transamerica Series Trust			4002
Small Cap Opportunities Trust, a series of John Hancock Trust			4003
HSBC Investor Mid-Cap Fund, a series of the HSBC Investor Funds	HMCTX	760442467	4004
American Express US Mid & Small Cap Equities Portfolio, a series of American Express Funds, Inc.			4007
SunAmerica Focused Mid-Cap Growth, a series of SunAmerica Focused Series, Inc.			4008
Small Cap Opportunities Fund, a series of John Hancock Funds II			4009
Old Mutual Growth II Portfolio, a series of Old Mutual Advisor Funds II	OAHGX OCHGX OBGWX OBHGX	68002Q875 68002Q685 68002Q594 68002Q453	4010

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Old Mutual Growth II Portfolio, a series of Old Mutual Insurance Series Fund	OIIGX	68003R104	4011
Comerica Offshore Intermediate Bond Fund Limited (Cayman Islands)			9077

1As of January 23, 2006

© 2005, Munder Capital Management

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CODE OF ETHICS

For Employees of

Munder Capital Management

Effective November 8, 2005

© 2005, Munder Capital Management

Last Updated: 11-8-05

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CODE OF ETHICS

Table of Contents

I.	INTRODUCTION			3
A.	Standards of Business Conduct for Munder Capital Management Personnel											3
B.	General Principles of this Code of Ethics						3
C.	Applicability of the Code				3
II.	RESTRICTIONS ON ACTIVITIES					4
A.	Initial Public Offering and Limited Offering						4
B.	Gifts	4
1.	Accepting Gifts			4
2.	Solicitation of Gifts			5
3.	Giving Gifts		5
C.	Service as a Director			5
D.	Amendments and Waivers				5
III.	COMPLIANCE PROCEDURES					5
A.	Reporting Requirements for Employees						5
1.	Brokerage Statements and Confirms					5
2.	Quarterly Transaction Reports					6
3.	Initial and Annual Disclosure of Personal Holdings							7
4.	Certification of Compliance				8
5.	Permitted Disclaimer			8
B.	Distribution of the Code to Persons Subject to the Code								8
C.	Quarterly Review			9
IV.	GENERAL POLICIES				9
A.	Anti-Fraud		9
B.	Involvement in Criminal Matters or Investment-Related Civil Proceedings										9
V.	REPORTING VIOLATIONS OF THE CODE							10
VI.	SANCTIONS		10
VII.	RECORDKEEPING			10
VIII.	CONFIDENTIALITY			10
IX.	OTHER LAWS, RULE AND STATEMENTS OF POLICY									11
X.	FURTHER INFORMATION				11

Attachment A – Definitions

Attachment B-1 – Certification of Employee Transactions

Attachment B-2 – Brokerage Account Certification Statement

Attachment C-1 – Initial Report of Personal Holdings of Securities

Attachment C-2 – Annual Report of Personal Holdings of Securities

Attachment D – Annual Certification and Questionnaire

Attachment E – Contact Persons

Attachment F – Exchange Traded Funds

Attachment G – Reportable Funds

© 2005, Munder Capital Management

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CODE OF ETHICS

INTRODUCTION

Standards of Business Conduct for Munder Capital Management Personnel

Munder Capital Management and its division World Asset Management (“MCM”) seek to foster a reputation for integrity and professionalism. That reputation is a vital business asset. As a registered investment adviser, MCM has a duty to deal fairly with and act in the best interests of its clients and the employees of MCM have a duty to place the interests of MCM’s clients ahead of their own. The confidence and trust placed in MCM by its clients is something the employees of MCM should value and endeavor to protect.

To further these goals, MCM has adopted policies and procedures that pertain to MCM’s employees, officers, general partners and other persons occupying a similar status or performing similar functions, as well as any other persons who provide investment advice on behalf of MCM and are subject to MCM’s supervision and control. MCM’s policies and procedures, including this Code of Ethics, require the personnel of MCM to adhere to certain standards of conduct and to comply with federal securities laws. Personnel of MCM should strive not only to comply with MCM’s policies and procedures, but to conduct themselves in such a manner as to instill confidence and trust in MCM’s clients.

General Principles of this Code of Ethics

This Code of Ethics (“Code”) establishes rules of conduct for employees of MCM (each, an “Employee”), other than an Employee who has been designated an Access Person and who is subject to the Code of Ethics for Access Persons of the Munder Funds and MCM. Temporary employees who will be employed at or through MCM for less than 30 calendar days shall not be deemed to be an Employee.

The Code is designed to (i) govern the personal securities activities of Employees; (ii) prevent Employees from engaging in fraud; and (iii) require MCM to use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

As a general matter, in connection with personal securities transactions, Employees should (1) always place the interests of Advisory Clients (as defined in Attachment A) first; (2) ensure that all personal securities transactions are conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an Employee’s position of trust and responsibility; and (3) not take inappropriate advantage of their positions.

Applicability of the Code

This Code applies to each Employee, unless the Employee has been designated an Access Person and is subject to the Code of Ethics for Access Persons of the Munder Funds and MCM.

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RESTRICTIONS ON ACTIVITIES

Initial Public Offering and Limited Offering

No Employee shall acquire directly or indirectly any securities in an “initial public offering” for his or her personal account except “initial public offerings” of registered investment companies. For this purpose, an “initial public offering” means an offering of securities registered under the Securities Act of 1933, as amended, the issuer of which, immediately before the registration, was not subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934.

No Employee shall acquire directly or indirectly securities in a “limited offering” (which are sometimes also referred to as “private placements”) except after receiving pre-clearance from the Designated Supervisory Person (as defined in Attachment A) (or his or her designee). In all such instances, the Employee shall complete a written or electronic request for pre-clearance providing full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the Employee’s activities on behalf of Advisory Clients). The Designated Supervisory Person may not approve any such transaction unless he or she determines, after consultation with other investment advisory personnel of MCM such as its Chief Investment Officer, that Advisory Clients have no reasonably foreseeable interest in purchasing such securities.

For this purpose, a “limited offering” means an offering that is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) or 4(6) thereof, or pursuant to Regulation D thereunder. An Employee who has been authorized to acquire and has acquired securities in a “limited offering” must disclose that investment to the Designated Supervisory Person and the Chief Investment Officer prior to, and explain that the disclosure is being made is in connection with, the Employee’s subsequent consideration of an investment in the issuer by an Advisory Client.

Gifts

The gift provisions below apply to all Employees. Please see the Gift Policy in the Employee Handbook for further information.

Accepting Gifts

On occasion, because of their positions with MCM or the Munder Funds, Employees may be offered, or may receive without notice, gifts from clients, brokers, vendors or other persons affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of MCM and the Munder Funds. Gifts of a nominal value (i.e., gifts whose reasonable aggregate value is no more than $100 a year), customary business meals, entertainment (e.g., reasonable sporting events) and promotional items (e.g., pens, mugs, T-shirts) may be accepted. Employees may not accept a gift of cash or a cash equivalent (e.g. gift

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certificates) in any amount. If an Employee receives any gift that might be prohibited under this Code, the Employee must inform the Legal Department.

Solicitation of Gifts

Employees and officers of MCM may not solicit gifts or gratuities.

Giving Gifts

Employees and officers of MCM may not give any gifts with an aggregate value in excess of $100 per year to any person associated with securities or financial organizations, including exchanges, other NASD member organizations, commodity firms, news media, or clients of the firm.

Service as a Director

No Employee shall serve on the board of directors of any publicly-traded company or privately-held company without prior authorization from a committee comprised of the Chief Compliance Officer of MCM (“CCO”) and either the Chief Executive Officer or Chief Investment Officer of MCM, based upon a determination that such board service would not be inconsistent with the interests of the Advisory Clients. In instances in which such service is authorized, the Employee will be isolated from making investment decisions relating to such company through the implementation of appropriate “Chinese Wall” procedures established by the CCO. This restriction does not apply to non-profit, charitable, civic, religious, public, political, educational or social organizations.

Amendments and Waivers

The limitations and restrictions specified in subsections A. through C. of this Section II. may be modified only by the CCO on a case by case basis. Each such modification shall be documented in writing by the Designated Supervisory Person, including in particular the basis for the modification. Although exceptions to the Code will rarely, if ever, be granted, the CCO may grant exceptions to the requirements of the Code on a case-by-case basis if he or she finds that the proposed conduct involves negligible opportunity for abuse.

COMPLIANCE PROCEDURES

Reporting Requirements for Employees

Brokerage Statements and Confirmations

Every Employee and members of his or her Immediate Family (as defined in Attachment A) must arrange for the Legal Department to receive directly from any broker, dealer or bank that effects any securities transaction, duplicate copies of each confirmation for each such transaction and periodic statements for all accounts that hold

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any securities in which such Employee has a Beneficial Ownership interest. This requirement applies even if the transaction involves or the account holds a non-Reportable Security. To assist in making these arrangements, the Legal Department will send a letter to each broker, dealer or bank based on the information provided by the Employee. Exceptions to this policy must be pre-approved by the Compliance Department.

Quarterly Transaction Reports

General Requirement

In addition to providing the duplicate confirmations and periodic statements required by the preceding paragraph on a timely basis, each Employee shall, on a quarterly basis, confirm the accuracy of the information previously provided to the Legal Department in the format specified in Attachment B-1. Each Employee shall also list any previously unreported transaction that occurred prior to the end of the quarter to which the report relates involving a Reportable Security (as defined in Attachment A) in which the Employee had, or as a result of the transaction acquired, any direct or indirect Beneficial Ownership. Previously unreported transactions might include, for example, securities that are not purchased or sold through an Employee’s brokerage account or securities acquired through a gift or inheritance.

Exempt Transactions

The following transactions are not required to be reported on a quarterly basis as described in this Section III.A.2.:

i.

Purchases or sales effected in any account over which the Employee has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Employee and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person); and

ii.

Purchases or sales that are effected as part of an automatic investment plan, including an automatic dividend reinvestment plan. An automatic investment plan means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. However, any transaction that overrides the preset schedule or allocation of the automatic investment plan is not exempt.

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Reporting Deadline

An Employee must submit any report required by this Section III.A.2. to the Designated Supervisory Person no later than 30 days after the end of the calendar quarter in which the transaction occurred.

Report Content

Any report required under this Section III.A.2. must contain the following information with respect to each previously undisclosed securities transaction:

vi.

The date of the transaction, the title, the exchange ticker symbol or CUSIP number, the interest rate and the maturity date (if applicable), the number of shares, and the principal amount of each security;

vii.	The nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

viii.	The price of the security at which the transaction was effected;

ix.	The name of the broker, dealer or bank with or through which the transaction was effected; and

x.	The date that the report is submitted by the Employee.

To the extent such information is not included in the duplicate confirmations, statements, periodic reports or other written information previously provided to the Designated Supervisory Person, the following information must also be provided in the report submitted by the Employee in the format specified in Attachment B-2 with respect to any account established in which any securities were held during the prior calendar quarter for the direct or indirect Beneficial Ownership interest of the Employee:

ii.	The name of the broker, dealer or bank with whom the Employee established the account; and

iii.	The date the account was established.

Initial and Annual Disclosure of Personal Holdings

No later than 10 days after becoming an employee and thereafter on an annual calendar year basis, each Employee must submit a Personal Holdings of Securities report in the applicable format specified in Attachments C-1 or C-2.

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The Initial and Annual Reports of Personal Holdings of Securities must contain:

a.      The title and type of security, and as applicable the exchange ticker symbol or CUSIP number, the number of shares, and principal amount of each Reportable Security in which the Employee has any direct or indirect Beneficial Ownership interest;

b.     The name of any broker, dealer or bank with which the Employee maintains an account in which any securities are held for the Employee’s direct or indirect benefit; and

c.	The date the Employee submits the report.

The information in the report must be current as of a date no more than 45 days prior to the date the report is submitted.

If not previously provided, the Employee must provide or ensure that reports or duplicate copies of supporting documentation (e.g., brokerage statements or similar documents) of securities holdings required to be reported herein are provided to the Designated Supervisory Person.

Certification of Compliance

Each Employee is required to certify annually in writing that he or she has received a copy of the Code, has read and understood the Code and acknowledges that he or she is subject to it. Further, each Employee is required to certify annually that he or she has complied with all the requirements of the Code and that he or she has disclosed or reported all personal securities transactions, holdings and accounts required to be disclosed or reported pursuant to the requirements of the Code. The form of Annual Certification and Questionnaire is attached to this Code as Attachment D.

Permitted Disclaimer

Any report submitted to comply with the requirements of this Section III.A., may contain a statement that the report shall not be construed as an admission by the person making such report that such person has any direct or indirect Beneficial Ownership in the securities to which the report relates.

Distribution of the Code to Persons Subject to the Code

The Designated Supervisory Person (or his or her designee) shall provide a copy of this Code to each Employee within 10 days of such person becoming subject to the Code. Thereafter, the Designated Supervisory Person (or his or her designee) shall provide each Employee with a copy of the Code on an annual basis and promptly after any amendment to the Code. Each Employee shall acknowledge receipt of the Code and any amendments thereto.

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Quarterly Review

At least quarterly, the Designated Supervisory Person (or his or her designee) shall review the brokerage confirmations, brokerage statements and any reports received from or on behalf of an Employee. Such review shall include, as appropriate:

1.	Whether all securities transactions complied with this Code;

2.     Whether any Advisory Client accounts owned the securities at the time of the securities transaction; and

3.     Whether any securities transactions demonstrate a pattern that may indicate abuse.

GENERAL POLICIES

Anti-Fraud

It shall be a violation of this Code for any Employee in connection with the purchase or sale, directly or indirectly, by such person of any security which, within the most recent 15 days was held by an Advisory Client, or was considered by MCM for purchase by the Advisory Client, to:

1.	employ any device, scheme or artifice to defraud an Advisory Client;

2.

make to an Advisory Client any untrue statement of a material fact or omit to state to an Advisory Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

3.	engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon an Advisory Client; or

4.	engage in any manipulative practice with respect to an Advisory Client.

Involvement in Criminal Matters or Investment-Related Civil Proceedings

Each Employee must notify the Legal Department, as soon as reasonably practical, if he or she is arrested, arraigned, indicted or pleads no contest to any criminal offense (other than minor traffic violations) or if named as a defendant in any investment-related civil proceedings or any administrative or disciplinary action.

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REPORTING VIOLATIONS OF THE CODE

An Employee who becomes aware of a violation of this Code, whether on the part of the Employee or any other person subject to the Code, shall promptly report such violation to the CCO. Failure to disclose or report to the CCO any violation of this Code is in and of itself a violation of the Code. An Employee shall not be subject to retaliation as a result of any report made pursuant to this Section III.A.6. However, if an Employee believes that he or she may suffer retaliation, such Employee may report the violation on an anonymous basis.

SANCTIONS

Upon discovering that an Employee has not complied with the requirements of this Code, the Designated Supervisory Person shall submit such findings to the Compliance Committee. The Compliance Committee may impose on that Employee whatever sanctions the Compliance Committee deems appropriate, including, among other things, the unwinding of the transaction and the disgorgement of profits, a letter of censure, mandatory Code of Ethics training, monetary sanctions, suspension or termination of employment. Any significant sanction imposed shall be reported to the Munder Funds’ Boards. Notwithstanding the foregoing, the Designated Supervisory Person shall have discretion to determine, on a case-by-case basis, that no material violation shall be deemed to have occurred. The Designated Supervisory Person may recommend that no action be taken, including waiving the requirement to disgorge profits. A written memorandum of any such finding shall be filed with reports made pursuant to this Code.

RECORDKEEPING

This Code, the codes of any investment adviser, sub-adviser and principal underwriter, a copy of each report by an Employee, any written report by MCM, any sub-adviser of the principal underwriter and lists of all persons required to make reports shall be preserved with MCM’s records in the manner and to the extent required by Rule 204-2 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

The Designated Supervisory Person shall maintain such reports and such other records as are required by this Code.

CONFIDENTIALITY

All information obtained from any Employee hereunder shall be kept in strict confidence, except that reports of securities transactions hereunder may be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization, and may otherwise be disclosed to the extent required by law or regulation.

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OTHER LAWS, RULE AND STATEMENTS OF POLICY

Nothing contained in this Code shall be interpreted as relieving any Employee from acting in accordance with the provisions of any applicable law, rule, or regulation or any other statement of policy or procedures governing the conduct of such person adopted by MCM or a Munder Fund. No exception to a provision in the Code shall be granted where such exception would result in a violation of Rule 17j-1 under the Investment Company Act of 1940, as amended (“1940 Act”) or Rule 204A-1 under the Advisers Act.

FURTHER INFORMATION

If any person has any questions with regard to the applicability of the provisions of this Code generally or with regard to any securities transaction or transactions, such person should consult with the Designated Supervisory Person.

© 2005, Munder Capital Management

Last Updated: 11-8-05

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Attachment A

DEFINITIONS

“Advisory Client” means any client (including both investment companies and managed accounts) for which MCM serves as an investment adviser or subadviser, renders investment advice, makes investment decisions or places orders through its trading department.

“Beneficial Ownership” A person is generally deemed to have beneficial ownership of a security if the person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect “pecuniary interest” in the security. The term “pecuniary interest” generally means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the securities. A person is refutably deemed to have an “indirect pecuniary interest” in any securities held by members of the person’s Immediate Family. An indirect pecuniary interest also includes, among other things: a general partner’s proportionate interest in the portfolio securities held by a general or limited partnership; a performance-related fee, other than an asset-based fee, received by any broker, dealer, bank, insurance company, investment company, investment adviser, investment manager, trustee or person or entity performing a similar function; a person’s right to dividends that is separated or separable from the underlying securities; a person’s interest in securities held by certain trusts; and a person’s right to acquire equity securities through the exercise or conversion of any derivative security, whether or not presently exercisable, the term “derivative security” being generally defined as any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to an equity security, or similar securities with, or value derived from, the value of an equity security. For purposes of the Code, a person who is a shareholder of a corporation or similar entity is not deemed to have a pecuniary interest in portfolio Securities held by the corporation or entity, so long as the shareholder is not a controlling shareholder of the corporation or the entity and does not have or share investment control over the corporation’s or the entity portfolio. The foregoing definitions are to be interpreted by reference to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, except that the determination of direct or indirect beneficial ownership for purposes of this Code must be made with respect to all securities that a Employee has or acquires.

“Designated Supervisory Person” means each person designated as a Designated Supervisory Person in Attachment E hereto.

“Direct Obligations of the Government of the United States” means any security issued or guaranteed as to principal or interest by the United States, or any certificate of deposit for any of the foregoing. Direct Obligations of the Government of the United States include Cash Management Bills, Treasury Bills, Notes and Bonds, and those Treasury securities designated by the U.S. Department of Treasury as eligible to participate in the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program.

Securities issued by entities controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States are not Direct Obligations of the Government of the United States. This includes securities issued by, for example, the Federal National Mortgage Association (Fannie Mae), the

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Federal Home Loan Mortgage Corporation (Freddie Mac), the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Banks, Federal Land Banks, Federal Farm Credit Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the General Services Administration, Student Loan Marketing Association (Sallie Mae), the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Maritime Administration.

“High Quality Short-Term Debt Instrument” means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization.

“Immediate Family” of an Employee means any of the following persons who reside in the same household as the Employee:

child	grandparent	son-in-law
stepchild	spouse	daughter-in-law
grandchild	sibling	brother-in-law
parent	mother-in-law	sister-in-law
stepparent	father-in-law

Immediate Family includes adoptive relationships and any other relationship (whether or not recognized by law) which the CCO determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

“Reportable Fund” means any investment company registered under the 1940 Act for which MCM serves as an investment adviser or sub-adviser and any investment company registered under the 1940 Act whose investment adviser or principal underwriter controls MCM, is controlled by MCM, or is under common control with MCM. (See Attachment G).

“Reportable Security” means any Security (as defined below) except (i) direct obligations of the Government of the United States; (ii) bankers’ acceptances, bank certificates of deposit, commercial paper and High Quality Short-Term Debt Instruments (including repurchase agreements); (iii) shares issued by money market funds; (iv) shares issued by other open-end investment companies registered under the 1940 Act, unless it is a Reportable Fund; and (v) shares issued by unit investment trusts that are invested exclusively in one or more open-end registered investment companies, none of which are Reportable Funds. The Exchange Traded Funds listed in Attachment F-1 are open-end registered investment companies and are not Reportable Securities. The Exchange Traded Funds listed in Attachment F-2 are not open-end registered investment companies and are Reportable Securities. Shares of closed-end investment companies (such as Munder @Vantage Fund) are Reportable Securities regardless of affiliation. Shares issued by unit investment trusts might include separate account options under variable insurance contracts.

“Security” means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement,

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collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, common trust fund, collective fund, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase any of the foregoing. 529 Plans are securities.

© 2005, Munder Capital Management

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Attachment B-1

Certification of Employee Transactions

Trans. Type	Ticker	Security Name	Trade Date	Quantity	Price

SMITH, JOHN Q. (JQS)

Account Number: 987654321	Broker: E*TRADE

BY	AOL	AOL TIME WARNER INC.	03/01/2003	200.00	11.20
SL	C	CITIGROUP INC.	03/03/2003	150.00	33.05

______________________________________________________________________________

I confirm that I have complied with the Code of Ethics with respect to personal securities transactions and all reportable transactions are listed above. If not listed above, I have attached trade confirm(s) or statement(s) for additional transactions.

____________________________________	____________________________________
Name	Date
Page 1 of 1

Date Printed: 3/31/2005

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Attachment B-2

Brokerage Account Certification Statement

Account Number	Account Name	Broker Name	Initiated Date

SMITH, JOHN Q. (JQS)

0123456789	John Q. Smith	Munder 401K	01/01/2000

9876543210	John Q. Smith & Jane A.	PFPC	06/01/2001
Smith

987654321	JOHN Q. SMITH	E*TRADE

______________________________________________________________________________

I confirm that I have complied with the Code of Ethics with respect to the reporting of all broker, dealer or bank accounts in which any securities are held for my direct or indirect benefit and that all such accounts are listed above or attached.

____________________________________	____________________________________
Name	Date

Page 1 of 1

Date Printed: 3/31/2005

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Attachment C-1

INITIAL REPORT OF

PERSONAL HOLDINGS OF SECURITIES

Name: ______________________________________

Position/Department: __________________________

I.       To comply with SEC regulations and the Munder Capital Management Code of Ethics, all persons are required to provide a holdings report containing the following information (the information must be current as of a date no more than 45 days before the report is submitted):

c.	The title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each reportable security in which you have any direct or indirect beneficial ownership; and
d.	The name of any broker, dealer, or bank with whom you maintain an account in which any securities are held for your direct or indirect benefit.

Please complete the form below listing all broker, dealer and bank accounts in which you (or a member of your Immediate Family) hold any securities*. You must attach a list of the reportable securities held in each account as well as the information listed in item (a) above. A copy of the most recent statement for each account may be attached for this purpose if it is accurate and provides all the required information.

Please include all accounts, even if they only hold non-Munder mutual funds.

Account Owner	Account Number	Firm

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II.	If you have a Beneficial Ownership interest in securities that are not listed in an attached account statement, or hold the physical certificates, list them below:
Name of Security	Quantity	Value	Custodian
1.
2.
3.

(Attach separate sheet if necessary)

I certify that I have received a copy of the Munder Capital Management Code of Ethics, that I have read and understand the Code of Ethics and that this form, and the attached statements (if any) constitute all of the broker, dealer or bank accounts and reportable securities in which I have a Beneficial Ownership interest, including those for which I hold physical certificates, as well as those held in accounts of my Immediate Family.

Signed: _______________________________	Date: ________________________

*Please note that bank checking and savings accounts are not reportable, nor are certificates of deposits, unless held in a brokerage account.

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Attachment C-2

ANNUAL REPORT OF

PERSONAL HOLDINGS OF SECURITIES

Name: ______________________________________

Position/Department: __________________________

I.       To comply with SEC regulations and the Munder Capital Management Code of Ethics, all persons are required to provide a holdings report containing the following information (the information must be current as of a date no more than 45 days before the report is submitted):

e.	The title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each reportable security in which you have any direct or indirect beneficial ownership; and
f.	The name of any broker, dealer, or bank with whom you maintain an account in which any securities are held for your direct or indirect benefit.

Please review the attached Brokerage Account Certification Statement that lists those broker, dealer and bank accounts that meet the Code of Ethics reporting requirements. You must attach a list of the securities held in each account as well as the information listed in item (a) above. A copy of the most recent statement for each account may be attached for this purpose if it is accurate and provides all the required information.

If there are accounts missing on this report, please add to the Brokerage Account Certification Statement. Please include all brokerage accounts, even if they only hold non-Munder mutual funds.

II.     In addition, please list all other accounts not listed in Section I that hold securities that are otherwise excluded* from the reporting requirements under the Code of Ethics (you do not have to provide copies of confirmations of statements). Included would be shares of non-Munder mutual funds held directly through the fund company.

Account Owner	Security Type	Firm

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III.   If you have a Beneficial Ownership interest in securities that are not listed in an attached account statement, or hold the physical certificates, list them below:

Name of Security	Quantity	Value	Custodian
1.
2.
3.

(Attach separate sheet if necessary)

I certify that I have received a copy of the Munder Capital Management Code of Ethics, that I have read and understand the Code of Ethics and that this form and the attached statements (if any) constitute all of the broker, dealer and bank accounts and reportable securities in which I have a Beneficial Ownership interest, including those for which I hold physical certificates, as well as those held in accounts of my Immediate Family.

Signed: _______________________________	Date: ________________________

*Please refer to the Code of Ethics for a description of Reportable Securities (Attachment A).

© 2005, Munder Capital Management

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Attachment D

Annual Certification and Questionnaire

For Employees of

Munder Capital Management

Employee: ________________________________________________ (please print your name)

I.	Introduction

Employees are required to answer the following questions for the year ended _______. Upon completion, please sign and return the questionnaire by ________, to the Compliance Assistant in the Legal Department. If you have any questions, please contact the Compliance Department. All capitalized terms are defined in the Code.

II.	Annual Certification of Compliance with the Code of Ethics

A.

Have you reported all securities transactions, including the Munder Funds and any other securities listed on Attachment G, in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, except for transactions exempt from reporting under the Code? (Reporting requirements include arranging for the Legal Department to receive, directly from your broker, duplicate transaction confirmations and duplicate periodic statements for each brokerage account in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, as well as Reportable Securities held in certificate form.) (Circle “N/A” if there were no transactions.)

Yes	No	N/A	(If no, explain on Attachment)

B.

Have you reported all broker, dealer and bank accounts in which any securities, including the Munder Funds and any other securities listed on Attachment G, are held for your direct or indirect benefit? (Circle “N/A” if there were no such accounts.

Yes	No	N/A	(If no, explain on Attachment)

C.

Have you notified the Legal Department if you have been arrested, arraigned, indicted, or have plead no contest to any criminal offense, or been named as a defendant in any investment-related civil proceedings, or administrative or disciplinary action? (Circle “N/A” if you have not been arrested, arraigned, etc.)

Yes	No	N/A	(If no, explain on Attachment)

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D.	Have you complied with the Code of Ethics in all other respects, including the gift policy?

Yes	No	(If no, explain on Attachment)

(List in the Attachment all reportable gifts given or received for the year covered by this certificate, noting the month, “counterparty,” gift description, and estimated value.)

III.	Insider Trading Policy

Have you complied in all respects with the Insider Trading Policy?

Yes	No	(If no, explain on Attachment)

IV.	Disclosure of Directorships

A.	Are you, or is any member of your Immediate Family, a director of any publicly traded company or privately-held company (other than a non-profit, charitable organization).

Yes	No

(If yes, list on Attachment each company for which you are, or a member of your Immediate Family is, a director.)

B.

If the response to the previous question is “Yes,” do you have knowledge that any of the companies for which you are, or a member of your Immediate Family is, a director will go public or be acquired within the next 12 months?

Yes	No

V.	Disclosure of Broker-Dealer Relationships

A.	Are you, or any relative, employed or affiliated with a broker-dealer?

Yes	No

(If yes, please respond to question V.B.)

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B.	List the names of any relatives who are employed or affiliated with a broker-dealer and a description of the position they hold and the related firm name.

Name of Relative	Relation to Access Person	Name of Firm	Title

I hereby represent that I have received a copy of the Munder Capital Management Code of Ethics, that I have read and understand the Code of Ethics and that, to the best of my knowledge, the foregoing responses are true and complete. I understand that any untrue or incomplete response may be subject to disciplinary action by MCM.

Date:

Employee Signature

© 2005, Munder Capital Management

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ATTACHMENT TO

ANNUAL CODE OF ETHICS QUESTIONNAIRE

Please explain all “No” responses to questions in Sections II and III

Please list each company for which you are, or a member of your Immediate Family is, a director

Please list all Gifts you received or gave during the year covered by this questionnaire

Month	Giver/Receiver	Gift Description	Estimated Value

(Continue on additional sheet if necessary.)

© 2005, Munder Capital Management

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Attachment D-2

Holdings Certification Statement

As of Date:	12/31/2004

Ticker	Security Type Code	Cusip	Security Name	Quantity

SMITH, JOHN Q. (JQS)

Brokerage Account: John Q. Smith	(Smith - 401K)

MCVYX	MFND	626124580	Munder Small Cap Value – CL Y	41.02

MFGYX	MFND	626120844	Munder Intl Growth – CL Y	104.86

MFHYX	MFND	626120828	Munder Healthcare – CL Y	10.32

Brokerage Account: John Q. Smith & Jane A. Smith	(9876543210)

MNNYX	MFND	626124291	Munder NetNet Fund - CL Y	9.83
987654321		JOHN Q. SMITH	E*TRADE

______________________________________________________________________________

I confirm that I have complied with the Code of Ethics with respect to the reporting of all broker, dealer or bank accounts in which any securities are held for my direct or indirect benefit and that all such accounts are listed above or attached.

____________________________________	____________________________________
Name	Date

Page 1 of 1

Date Printed: 3/31/2005

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Attachment E

CONTACT PERSONS

DESIGNATED SUPERVISORY PERSON

Stephen J. Shenkenberg

DESIGNEES OF DESIGNATED SUPERVISORY PERSON

Mary Ann Shumaker
Linda Meints
Shannon Arndt
Carolyn Lopiccola

LEGAL DEPARTMENT

Stephen J. Shenkenberg
Mary Ann Shumaker
Melanie West
Amy Eisenbeis
Kimberlee Levy
Julie Habrowski
Don Jobe
Linda Meints
Shannon Arndt
James Kelts

Carolyn Lopiccola

Geraldine Bujalski

Irene Bernhard

COMPLIANCE COMMITTEE

Stephen J. Shenkenberg
Peter Hoglund
Enrique Chang

© 2005, Munder Capital Management

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Attachment F-1

EXCHANGE TRADED FUNDS

(as of October 11, 2005)

Exempt from Definition of Reportable Security

ETF Name	Ticker	ETF Name	Ticker

iShares S&P Domestic Index Funds		iShares International Country Index Funds
iShares S&P 100	OEF	iShares FTSE/Xinhua China 25	FXI
iShares S&P 1500	ISI	iShares MSCI Australia	EWA
iShares S&P 500	IVV	iShares MSCI Austria	EWO
iShares S&P 500/BARRA Growth	IVW	iShares MSCI Belgium	EWK
iShares S&P 500/BARRA Value	IVE	iShares MSCI Brazil	EWZ
iShares S&P MidCap 400	IJH	iShares MSCI Canada	EWC
iShares S&P MidCap 400/BARRA Growth	IJK	iShares MSCI France	EWQ
iShares S&P MidCap 400/BARRA Value	IJJ	iShares MSCI Germany	EWG
iShares S&P SmallCap 600	IJR	iShares MSCI Hong Kong	EWH
iShares S&P SmallCap 600/BARRA Growth	IJT	iShares MSCI Italy	EWI
iShares S&P SmallCap 600/BARRA Value	IJS	iShares MSCI Japan	EWJ
		iShares MSCI Malaysia	EWM
iShares Domestic Sector Index Funds		iShares MSCI Mexico	EWW
iShares Cohen & Steers Realty Majors	ICF	iShares MSCI Netherlands	EWN
iShares Dow Jones U.S. Basic Materials	IYM	iShares MSCI Singapore	EWS
iShares Dow Jones U.S. Consumer Services	IYC	iShares MSCI South Africa	EZA
iShares Dow Jones U.S. Consumer Goods	IYK	iShares MSCI South Korea	EWY
iShares Dow Jones U.S. Energy	IYE	iShares MSCI Spain	EWP
iShares Dow Jones U.S. Financial	IYF	iShares MSCI Sweden	EWD
iShares Dow Jones U.S. Financial Services	IYG	iShares MSCI Switzerland	EWL
iShares Dow Jones U.S. Healthcare	IYH	iShares MSCI Taiwan	EWT
iShares Dow Jones U.S. Industrial	IYJ	iShares MSCI United Kingdom	EWU
iShares Dow Jones U.S. Real Estate	IYR	iShares S&P TOPIX 150	ITF
iShares Dow Jones U.S. Technology	IYW
iShares Dow Jones U.S. Telecommunications	IYZ	iShares International Index Funds
iShares Dow Jones U.S. Total Market	IYY	iShares MSCI EAFE	EFA
iShares Dow Jones Transportation Average	IYT	iShares MSCI EAFE Growth	EFV
iShares Dow Jones U.S. Utilities	IDU	iShares MSCI EAFE Value	EFV
iShares Goldman Sachs Natural Resources	IGE	iShares MSCI Emerging Markets	EEM
iShares Goldman Sachs Networking	IGN	iShares MSCI EMU	EZU
iShares Goldman Sachs Semiconductor	IGW	iShares MSCI Pacific ex-Japan	EPP
iShares Goldman Sachs Software	IGV	iShares S&P Europe 350	IEV
iShares Goldman Sachs Technology	IGM	iShares S&P Latin America 40	ILF
iShares Nasdaq Biotechnology	IBB
iShares Morningstar Index Funds
iShares Global Index Funds		iShares Morningstar Large Core	JKD
iShares S&P Global 100	IOO	iShares Morningstar Large Growth	JKE
iShares S&P Global Energy Sector	IXC	iShares Morningstar Large Value	JKF
iShares S&P Global Financials Sector	IXG	iShares Morningstar Mid Core	JKG
iShares S&P Global Healthcare Sector	IXJ	iShares Morningstar Mid Growth	JKH
iShares S&P Global Technology Sector	IXN	iShares Morningstar Mid Value	JKI
iShares S&P Global Telecommunications	IXP	iShares Morningstar Small Core	JKJ
		iShares Morningstar Small Growth	JKK
iShares Specialty Index Funds		iShares Morningstar Small Value	JKL
iShares KLD Select Social	KLD
iShares Dow Jones Select Dividend	DVY

© 2005, Munder Capital Management

Last Updated: 11-8-05

Ethics
MCM	Code of Ethics for Access Persons	Page 28

ETF Name	Ticker	ETF Name	Ticker

iShares Russell Index Funds		PowerShares ETF Trust (cont)
iShares Russell 3000	IWV	PowerShares Dynamic Small Cap Value	PWY
iShares Russell 3000 Growth	IWZ	PowerShares Dynamic Software	PSJ
iShares Russell 3000 Value	IWW	PowerShares Golden Drgn Halter USX China	PGJ
iShares Russell 1000	IWB	PowerShares High Growth Rate Div Achievers	PHJ
iShares Russell 1000 Growth	IWF	PowerShares High Yield Equity Div Achievers	PEY
iShares Russell 1000 Value	IWD	PowerShares International Div Achievers	PEY
iShares Russell Midcap	IWR	PowerShares WilderHill Clean Energy	PBW
iShares Russell Midcap Growth	IWP	PowerShares Zacks Micro Cap	PZI
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM	Vanguard Index Funds
iShares Russell 2000 Growth	IWO	Vanguard Total Stock Market VIPER	VTI
iShares Russell 2000 Value	IWN	Vanguard Extended Market VIPER	VXF
iShares Russell Microcap	IWC	Vanguard Growth VIPER	VUG
		Vanguard Large-Cap VIPER	VV
iShares Bond Funds		Vanguard Mid-Cap VIPER	VO
iShares Lehman Aggregate	AGG	Vanguard Small-Cap Growth VIPER	VBK
iShares Lehman TIPS	TIP	Vanguard Small-Cap VIPER	VB
iShares Lehman 1-3 Year Treasury	SHY	Vanguard Small-Cap Value VIPER	VBR
iShares Lehman 7-10 Year Treasury	IEF	Vanguard Value VIPER	VTV
iShares Lehman 20+ Year Treasury	TLT
iShares GS $ InvesTop™ Corporate	LQD	Vanguard World Funds
		Vanguard Consumer Discretionary VIPER	VCR
Select Sector SPDR Trust		Vanguard Consumer Staples VIPER	VDC
Select Sector SPDR-Materials	XLB	Vanguard Energy VIPER	VDE
Select Sector SPDR-Health Care	XLV	Vanguard Financials VIPER	VFH
Select Sector SPDR-Consumer Staples	XLP	Vanguard Health Care VIPER	VHT
Select Sector SPDR-Consumer Discretionary	XLY	Vanguard Industrials VIPER	VIS
Select Sector SPDR-Energy	XLE	Vanguard Information Technology VIPER	VGT
Select Sector SPDR-Financial	XLF	Vanguard Materials VIPER	VAW
Select Sector SPDR-Industrial	XLI	Vanguard Telecommunication Serv VIPER	VOX
Select Sector SPDR-Technology	XLK
Select Sector SPDR-Utilities	XLU	Vanguard Internt’l Equity Index Funds
		Vanguard Emerging Markets VIPER	VWO
PowerShares ETF Trust		Vanguard European VIPER	VGK
PowerShares Dividend Achievers Portfolio	PFM	Vanguard Pacific VIPER	VPL
PowerShares Dynamic Biotechnology & Genome	PBE
PowerShares Dynamic Food & Beverage	PBJ	Vanguard Specialized Funds
PowerShares Dynamic Large Cap Growth	PEJ	Vanguard REIT VIPER	VNQ
PowerShares Dynamic Large Cap Value	PWV
PowerShares Dynamic Leisure & Entertainment	PFM	streetTRACKS Index Shares Funds
PowerShares Dynamic Market	PWC	Dow Jones Euro STOXX 50 Fund	FEZ
PowerShares Dynamic Media	PBS	Dow Jones STOXX 50 Fund	FEU
PowerShares Dynamic Mid Cap Growth	PWJ
PowerShares Dynamic Mid Cap Value	PWP	iShares NYSE Index Funds
PowerShares Dynamic Networking	PXQ	iShares NYSE 100	NY
PowerShares Dynamic OTC	PWO	iShares NYSE Composite	NYC
PowerShares Dynamic Pharmaceuticals	PJP
PowerShares Dynamic Semiconductor	PSI
PowerShares Dynamic Small Cap Growth	PWT

© 2005, Munder Capital Management

Last Updated: 11-8-05

Ethics
MCM	Code of Ethics for Access Persons	Page 29

ETF Name	Ticker	ETF Name	Ticker

streetTRACKS Series Trust		Rydex ETF Trust
Dow Jones U.S. Large Cap Value	ELV	Rydex S&P Equal Weight ETF	RSP
Dow Jones U.S. Large Cap Growth	ELG	Rydex Russell Top 50 ETF	XLG
Dow Jones U.S. Small Cap Value	DSV
Dow Jones U.S. Small Cap Growth	DSG	Fidelity Commonwealth Trust
Dow Jones Global Titans	DGT	Fidelity Nasdaq Composite Index Tracking Stock	ONEQ
Wilshire REIT	RWR
Morgan Stanley Technology	MTK	First Trust Exchange-Traded Fund
Total Market ETF	TMW	First Trust Dow Jones Select MicroCap Index	FDM
SPDR O-Strip ETF	OOO

© 2005, Munder Capital Management

Last Updated: 11-8-05

Ethics
MCM	Code of Ethics for Employees	Page 30

Attachment F-2

EXCHANGE TRADED FUNDS

(as of October 11, 2005)

Reportable Securities

ETF Name	Ticker	ETF Name	Ticker

DIAMONDS Trust Series 1	DIA	Merrill Lynch HOLDRS
MidCap SPDRS Trust Series 1	MDY	B2B Internet	BHH
Nasdaq-100 Trust Series 1	QQQQ	Biotech	BBH
iShares COMEX Gold Trust	IAU	Broadband	BDH
SPDRS Trust Series 1	SPY	Europe 2001	EKH
StreetTRACKS Gold Trust	GLD	Internet Architecture	IAH
		Internet	HHH
		Internet Infrastructure	IIH
		Market 2000+	MKH
		Market Oil Service	OIH
		Pharmaceutical	PPH
		Regional Bank	RKH
		Retail	RTH
		Semiconductor	SMH
		Software	SWH
		Telecom	TTH
		Utilities	UTH
		Wireless	WMH

© 2004, Munder Capital Management

Last Updated: 11-8-05

Ethics
MCM	Code of Ethics for Employees	Page 31

Attachment G

REPORTABLE FUNDS1

(As defined in Attachment A)

FUND NAME	TICKER	CUSIP	INTERNAL ACCT #
The Munder Funds			various
Calvert Social Index Series, a series of Calvert Social Index Series, Inc.	CISIX CSXAX CSXBX CSXCX	131582751 131582785 131582777 131582769	371
Summit EAFE International Index Portfolio, a series of Summit Mutual Funds, Inc.		866167695	540
E*TRADE S&P 500 Index Fund, a series of E*TRADE Funds	ETSPX	269244109	606
E*TRADE Russell 2000 Index Fund, a series of E*TRADE Funds	ETRUX	269244869	607
E*TRADE Technology Index Fund, a series of E*TRADE Funds	ETTIX	269244406	608
E*TRADE International Index Fund, a series of E*TRADE Funds	ETINX	269244505	609
Munder Net50 Fund, a series of AEGON/Transamerica Series Trust			4002
JHT Small Cap Opportunities Trust, a series of John Hancock Trust			4003
HSBC Investor Mid-Cap Fund, a series of the HSBC Investor Funds	HMCTX	760442467	4004
American Express US Mid & Small Cap Equities Portfolio, a series of American Express Funds, Inc.			4007
SunAmerica Focused Mid-Cap Growth, a series of SunAmerica Focused Series, Inc.			4008
Comerica Offshore Intermediate Bond Fund Limited (Cayman Islands)			9077

1As of October 3, 2005

© 2004, Munder Capital Management

Last Updated: 11-8-05